EXHIBIT 99.1

July 31, 2003	JPMCC 2003-PM1

Structural and Collateral Term Sheet

$651,734,000

(Approximate)

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2003-PM1

JPMorgan Chase Bank

Merrill Lynch Mortgage Lending, Inc.

PNC Bank, National Association

Mortgage Loan Sellers

JPMorgan		Merrill Lynch & Co.
PNC Capital Markets, Inc.	Credit Suisse First Boston	Deutsche Bank Securities

The analyses in this report are based upon information provided by JPMorgan Chase Bank, Merrill Lynch Mortgage Lending, Inc. and PNC Bank, National Association, Inc. (the “Sellers”). J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc. Credit Suisse First Boston LLC and Deutsche Bank Securities Inc. (the “Underwriters”) make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the “Securities”). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Key Features

Co-Lead Managers:	J.P. Morgan Securities Inc. (Joint Bookrunner)

Merrill Lynch, Pierce, Fenner & Smith Incorporated (Joint Bookrunner)

Co-Managers:	PNC Capital Markets, Inc.

Credit Suisse First Boston LLC

Deutsche Bank Securities Inc.

Mortgage Loan Sellers:	JPMorgan Chase Bank (39.9%)

Merrill Lynch Mortgage Lending, Inc. (34.9%)

PNC Bank, National Association (25.3%)

Master Servicer:	Midland Loan Services, Inc.

Special Servicer:	Midland Loan Services, Inc.

Trustee:	Wells Fargo Bank Minnesota, N.A.

Paying Agent:	JPMorgan Chase Bank

Rating Agencies:	Fitch, Inc.

Standard & Poor’s Ratings Services

Pricing Date:	On or about August 14, 2003

Closing Date:	On or about August 21, 2003

Cut-off Date:	With respect to each mortgage loan, the related due date of such mortgage loan in August 2003 or, such other date specified in the preliminary prospectus supplement.

Distribution Date:	12th of each month, or if the 12th day is not a business day, on the next succeeding business day, beginning in September 2003

Payment Delay:	11 days

Tax Status:	REMIC

ERISA Consideration:	Class A-1, A-2, A-3, A-4, A-1A, B, C, D & E

Optional Termination:	1.0% (Clean-up Call)

Minimum Denominations:	$10,000

Settlement Terms:	DTC, Euroclear and Clearstream Banking

Collateral Characteristics

Collateral Characteristics	Full	Loan Group 1	Loan Group 2
Initial Pool Balance (IPB):	$1,156,314,017	$765,919,247	$390,394,769

Number of Mortgaged Loans:	148	84	64

Number of Mortgaged Properties:	183	118	65

Average Cut-off Balance per Loan:	$7,812,933	$9,118,086	$6,099,918

Average Cut-off Balance per Property:	$6,318,656	$6,490,841	$6,006,073

Weighted Average (WA) Current Mortgage Rate:	5.5745%	5.6391	5.4477%

Weighted Average Underwritten (UW) DSCR:	1.70	x	1.83	x	1.45	x

Weighted Average Cut-off Date Loan-to-Value (LTV):	69.5%	66.1%	76.1%

Weighted Average Maturity Date LTV:	56.4%	53.2%	62.6%

Weighted Average Remaining Term to Maturity (months):	114	112	119

Weighted Average Original Amortization Term (months):	336	328	352

Weighted Average Seasoning (months):	4	5	2

10 Largest Loans as% of IPB:	33.2%	47.5%	44.8%

% of Loans with Additional Debt:	3.3%	2.6%	4.8%

% of Loans with Single Tenants:	9.1%	13.7%	NAP

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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Structural and Collateral Term Sheet	JPMCC 2003-PM1

Approximate Securities Structure

Publicly Offered Classes

Class	Expected Ratings (S&P/Fitch)	Approximate Face Amount	Credit Support (% of Balance)[2]	Expected Weighted Avg. Life (years)[3]	Expected Payment Window[3]
A-1	AAA/AAA	$86,050,000	17.375%	2.74	09/03-05/08
A-2	AAA/AAA	$96,950,000	17.375%	5.03	05/08-06/09
A-3	AAA/AAA	$100,000,000	17.375%	8.28	06/09-11/12
A-4	AAA/AAA	$282,010,000	17.375%	9.73	11/12-07/13
B	AA/AA	$33,244,000	14.500%	9.98	08/13-08/13
C	AA-/AA-	$13,009,000	13.375%	9.98	08/13-08/13
D	A/A	$27,462,000	11.000%	9.98	08/13-08/13
E	A-/A-	$13,009,000	9.875%	10.03	08/13-09/13

Privately Offered Classes

Class	Expected Ratings (S&P/Fitch)	Approximate Face Amount		Credit Support (% of Balance)[2]	Expected Weighted Avg. Life (years)[3]	Expected Payment Window[3]
X-1	AAA/AAA	$1,156,314,016	[1]	N/A	N/A	N/A
X-2	AAA/AAA	$1,107,302,000	[1]	N/A	N/A	N/A
A-1A	AAA/AAA	$390,394,000		17.375%	N/A	N/A
F	BBB+/BBB+	$15,899,000		8.500%	N/A	N/A
G	BBB/BBB	$13,008,000		7.375%	N/A	N/A
H	BBB-/BBB-	$18,790,000		5.750%	N/A	N/A
J	BB+/BB+	$15,900,000		4.375%	N/A	N/A
K	BB/BB	$7,227,000		3.750%	N/A	N/A
L	BB-/BB-	$8,672,000		3.000%	N/A	N/A
M	B+/B+	$7,227,000		2.375%	N/A	N/A
N	B/B	$4,336,000		2.000%	N/A	N/A
P	B-/B-	$2,891,000		1.750%	N/A	N/A
NR	NR/NR	$20,236,016		N/A	N/A	N/A

[1]	Notional Amount
[2]	The credit support percentages set forth are for Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates represented in the aggregate.
[3]	The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under “Yield and Maturity Considerations-Weighted Average” in the preliminary prospectus supplement, and no assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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Structural and Collateral Term Sheet	JPMCC 2003-PM1

Structural Overview

•	For the purposes of making distributions to the Class A-1, A-2, A-3, A-4 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups (either “Loan Group 1” or “Loan Group 2”). Generally interest and principal distributions on the Class A-1, Class A-2, Class A-3 and Class A-4 certificates will be based off amounts available relating to Loan Group 1 and principal distributions on the Class A-1A Certificates will be based off amounts available relating to Loan Group 2.

•	Interest payments will be concurrent to A-1, A-2, A-3, A-4 and A-1A, pro-rata to the Class A-1, A-2, A-3 and A-4 from Loan Group 1, and A-1A from Loan Group 2 (the foregoing classes, together, the “Class A Certificates”), X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

•	The pass-through rates on the Class A-1, A-2, A-3, A-4, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and NR will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) (iii) a rate equal to the lesser of a specified pass-through rate or the rate described in clause (ii) above or (iv) the rate described in clause (ii) above less a specified percentage.

•	All classes will accrue interest on a 30/360 basis.

•	Generally, the Class A-1, A-2, A-3, and A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the class A-1A Certificates has been reduced to zero and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4 has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class B Certificates though Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed (without regard for loan group) to Class A-1, A-2, A-3, A-4 and A-1A, pro-rata.

•	Losses will be borne by the Classes (other than the Classes X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-1A Certificates.

•	Yield maintenance charges calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the Offered Certificates and the Class A-1A, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, F, G, and H Certificates will receive, with respect to the related Loan Group on each Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below.

YM Charge	x	Group Principal Paid to Class	x	(Pass -Through Rate on Class – Discount Rate)
		Group Total Principal Paid		(Mortage Rate on Loan – Discount Rate)

•	Notwithstanding the foregoing, any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 certificates.

•	The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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Structural and Collateral Term Sheet	JPMCC 2003-PM1

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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Structural and Collateral Term Sheet	JPMCC 2003-PM1

Full Collateral Characteristics

Cut-off Date Principal Balance
Range of Principal Balances	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
$ 1,036,218 – $ 1,999,999	19	$28,883,593	2.5%	64.6%	1.70x
$ 2,000,000 – $ 2,999,999	26	67,208,912	5.8	69.4%	1.96x
$ 3,000,000 – $ 3,999,999	22	75,846,991	6.6	71.4%	1.51x
$ 4,000,000 – $ 4,999,999	16	72,261,385	6.2	67.8%	1.70x
$ 5,000,000 – $ 6,999,999	16	94,105,266	8.1	75.3%	1.47x
$ 7,000,000 – $ 9,999,999	17	139,982,755	12.1	69.0%	1.61x
$10,000,000 – $14,999,999	18	225,152,948	19.5	71.5%	1.62x
$15,000,000 – $24,999,999	7	129,373,994	11.2	77.6%	1.36x
$25,000,000 – $49,999,999	4	126,222,892	10.9	73.8%	1.52x
$50,000,000 – $82,000,000	3	197,275,281	17.1	57.3%	2.30x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Average per Loan:		$7,812,933

Average per Property:		$6,318,656

Range of Mortgage Interest Rates
Range of Mortgage Interest Rates	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
4.5800% – 4.9999%	5	$118,229,178	10.2%	73.4%	1.87x
5.0000% – 5.4999%	50	469,700,582	40.6	66.6%	1.93x
5.5000% – 5.9999%	59	370,777,475	32.1	72.0%	1.49x
6.0000% – 6.4999%	26	159,350,259	13.8	72.1%	1.46x
6.5000% – 6.9999%	5	11,951,423	1.0	74.9%	1.33x
8.0000% – 8.4100%	3	26,305,099	2.3	49.1%	1.48x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Weighted Average Mortgage Rate:	5.5745%

Original Term to Maturity/ARD in Months

Original Term to Maturity	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
60 – 110	7	$116,617,588	10.1%	75.1%	1.60x
111 – 120	121	874,316,124	75.6	71.9%	1.56x
121 – 240	20	165,380,305	14.3	52.7%	2.52x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Weighted Average Original Term to Maturity:	119

Geographic Distribution
State	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Texas	20	$187,701,248	16.2%	74.0%	1.40x
California	31	167,216,578	14.5	70.0%	1.66x
Southern California	28	156,908,143	13.6	69.8%	1.68x
Northern California	3	10,308,435	0.9	72.2%	1.43x
New York	7	88,362,621	7.6	74.9%	1.92x
Massachusetts	1	82,000,000	7.1	33.3%	3.32x
Florida	7	81,114,959	7.0	70.4%	1.50x
Michigan	17	71,406,188	6.2	71.5%	1.63x
Virginia	8	59,338,979	5.1	60.7%	2.05x
Other	92	419,173,443	36.3	73.9%	1.50x

Total/ Weighted Average	183	$1,156,314,017	100.0%	69.5%	1.70x

Underwritten Cash Flow Debt Service Coverage Ratios
UW DSCR	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
1.16x – 1.19x	4	$9,351,206	0.8%	75.0%	1.18x
1.20x – 1.29x	17	108,144,465	9.4	75.5%	1.24x
1.30x – 1.39x	26	227,718,504	19.7	77.0%	1.35x
1.40x – 1.49x	35	243,476,409	21.1	77.6%	1.44x
1.50x – 1.69x	37	328,403,174	28.4	71.5%	1.57x
1.70x – 1.99x	14	90,532,945	7.8	63.1%	1.78x

2.00x – 17.43x	15	148,687,314	12.9	39.4%	3.30x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Remaining Terms to Maturity/ARD Date in Months
Range of Remaining Terms to Maturity	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
38 – 110	11	$197,768,790	17.1%	70.1%	1.56x
111 – 120	118	796,808,244	68.9	72.8%	1.57x
121 – 238	19	161,736,983	14.0	52.3%	2.55x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Weighted Average Remaining Term to Maturity/ARD:	114

Property Type Distribution
Property Type	Sub Property Type	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Multifamily	Garden	59	$358,948,624	31.0%	76.3%	1.43x
	Mid/High Rise	4	23,306,821	2.0	67.0%	2.94x
	Subtotal	63	$382,255,445	33.1%	75.7%	1.53x

Retail	Anchored	25	$221,464,277	19.2%	70.7%	1.68x
	Unanchored	40	74,500,459	6.4	67.0%	1.68x
	Subtotal	65	$295,964,736	25.6%	69.7%	1.68x

Office	Suburban	20	$196,536,002	17.0	70.8%	1.46x
	CBD	2	64,072,500	5.5%	78.0%	1.62x
	Subtotal	22	$260,608,502	22.5%	72.6%	1.50x

Hotel	Full Service	2	$93,584,903	8.1%	35.2%	3.13x
	Limited Service	1	7,989,588	0.7	63.9%	1.73x
	Subtotal	3	$101,574,491	8.8%	37.5%	3.02x

Industrial	Warehouse/Distribution	11	$36,946,850	3.2	67.9%	1.66x
	Flex	3	13,946,675	1.2%	65.6%	1.86x
	Subtotal	14	$50,893,524	4.4%	67.3%	1.72x

Manufactured Housing	Manufactured Housing	8	$37,324,891	3.2%	76.1%	1.57x

Self Storage	Self Storage	6	$19,195,283	1.7%	62.1%	1.72x

Mixed Use	Office/Retail	2	$8,497,145	0.7%	68.6%	1.45x

Total/Weighted Average		183	$1,156,314,017	100.0%	69.5%	1.70x

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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Structural and Collateral Term Sheet	JPMCC 2003-PM1

Full Collateral Characteristics

Original Amortization Term in Months[1]
Original Amortization Term	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
132 – 200	4	$24,954,631	2.2%	69.6%	1.32x
201 – 240	12	40,091,611	3.6	69.0%	1.42x
241 – 300	31	264.951.921	23.6	55.7%	2.10x
301 – 330	3	13,623,298	1.2	74.6%	1.45x

331 – 360	94	781,238,065	69.5	75.2%	1.50x

Total/Weighted Average:	144	$1,124,859,526	100.0%	70.2%	1.63x

Weighted Average Original Amortization Term:	336

LTV Ratios as of the Cut-off Date
Cut-off LTV	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
7.2% – 49.9%	14	$145,978,443	12.6%	37.2%	3.16x
50.0% – 59.9%	10	46,700,848	4.0	54.0%	1.97x
60.0% – 69.9%	25	196,600,635	17.0	65.9%	1.64x
70.0% – 79.9%	88	665,730,623	57.6	76.8%	1.43x
80.0% – 91.4%	11	101,303,467	8.8	82.1%	1.43x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Amortization Types
Amortized Types	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Balloon Loans[2]	106	$739,342,489	63.9%	73.9%	1.52x
Interest Only-Balloon	21	255,280,263	22.1	60.7%	2.03x
ARD Loans	8	100,155,615	8.7	67.1%	1.55x
Interest Only	4	31,454,491	2.7	42.8%	4.27x
Fully Amortizing	8	25,281,158	2.2	70.7%	1.25x

Interest Only-ARD	1	4,800,000	0.4	67.6%	1.38x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Current Occupancy Rates[3]
Current Occupancy Rates	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
70.6 – 79.9	2	$5,999,104	0.6%	55.4%	1.85x
80.0 – 89.9	15	98,845,816	9.4	71.2%	1.46x
90.0 – 94.9	41	397,885,538	37.8	75.2%	1.46x

95.0 – 100.0	121	550,912,976	52.3	71.1%	1.68x

Total/Weighted Average:	179	$1,053,643,434	100.0%	72.6%	1.58x

Remaining Amortization Term in Months[1]
Remaining Amortization Term	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
128 – 200	4	$24,954,631	2.2%	69.6%	1.32x
201 – 250	13	48,095,303	4.3	65.4%	1.39x
251 – 300	32	275,249,636	24.5	55.5%	2.09x
301 – 360	95	776,559,956	69.0	75.7%	1.49x

Total/Weighted Average:	144	$1,124,859,526	100.0%	70.2%	1.63x

Weighted Average Remaining Amortization Term:	333

LTV Ratios as of the Maturity/ARD Date
Maturity LTV	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
0.0% – 29.9%	14	$116,571,890	10.1%	41.6%	3.03x
30.0% – 49.9%	26	188,922,188	16.3	56.9%	1.95x
50.0% – 59.9%	34	152,946,261	13.2	70.7%	1.50x
60.0% – 64.9%	32	242,293,190	21.0	73.3%	1.52x
65.0% – 69.9%	38	359,804,740	31.1	79.2%	1.40x

70.0% – 75.6%	4	95,775,748	8.3	80.3%	1.54x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

Year Built/Renovated
Year Built/Renovated	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
1910 – 1969	11	$29,392,296	2.5%	73.2%	1.54x
1970 – 1979	8	30,271,827	2.6	59.9%	1.71x
1980 – 1989	31	166,487,281	14.4	70.6%	1.55x
1990 – 1999	60	393,127,840	34.0	63.9%	1.99x
2000 – 2003	73	537,034,772	46.4	73.5%	1.55x

Total/Weighted Average:	183	$1,156,314,017	100.0%	69.5%	1.70x

Prepayment Protection
Prepayment Protection	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Defeasance	131	$1,037,838,954	89.8%	69.6%	1.73x
Yield Maintenance	16	113,675,063	9.8	68.5%	1.51x
Prepayment Premium	1	4,800,000	0.4	67.6%	1.38x

Total/Weighted Average:	148	$1,156,314,017	100.0%	69.5%	1.70x

[1]	Excludes loans that are interest only for the entire term.
[2]	Excludes the mortgage loans which pay interest only for a portion of their term.
[3]	Does not include hotels or 1280 Southern Way. 1280 Southern Way, representing 0.1% of the Initial Pool Balance, was recently constructed and is 0% occupied.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

7 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Loan Group 1 Collateral Characteristics

Cut-off Date Principal Balance
Range of Principal Balances	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
$ 1,076,557 – $ 1,999,999	3	$4,071,973	0.5%	48.7%	1.96x
$ 2,000,000 – $ 2,999,999	15	38,222,656	5.0	66.0%	2.30x
$ 3,000,000 – $ 3,999,999	16	55,233,614	7.2	69.5%	1.55x
$ 4,000,000 – $ 4,999,999	11	49,151,700	6.4	62.5%	1.82x
$ 5,000,000 – $ 6,999,999	7	39,548,837	5.2	73.6%	1.52x
$ 7,000,000 – $ 9,999,999	12	98,020,782	12.8	68.1%	1.55x
$10,000,000 – $14,999,999	11	134,903,850	17.6	67.6%	1.79x
$15,000,000 – $24,999,999	3	55,767,662	7.3	76.6%	1.43x
$25,000,000 – $49,999,999	3	93,722,892	12.2	71.6%	1.55x
$50,000,000 – $82,000,000	3	197,251,281	25.8	57.3%	2.30x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Average per Loan:		$9,118,086

Average per Property:		$6,490,841

Range of Mortgage Interest Rates
Range of Mortgage Interest Rates	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
4.5800% – 4.9999%	3	$78,929,178	10.3%	70.3%	2.10x
5.0000% – 5.4999%	21	277,983,766	36.3	60.6%	2.23x
5.5000% – 5.9999%	36	229,947,876	30.0	69.3%	1.55x
6.0000% – 6.4999%	18	144,584,613	18.9	71.8%	1.47x
6.5000% – 6.9999%	3	8,168,715	1.1	72.9%	1.28x
8.0000% – 8.4100%	3	26,305,099	3.4	49.1%	1.48x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Weighted Average Mortgage Rate:	5.6391%

Original Term to Maturity/ARD Date in Months
Original Term to Maturity	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
60 – 110	5	$95,988,305	12.5%	74.5%	1.66x
111 – 120	67	537,275,482	70.1	69.5%	1.62x
121 – 240	12	132,655,460	17.3	46.3%	2.82x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Weighted Average Original Term to Maturity:	117

Geographic Distribution
State	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
California	21	$128,567,218	16.8%	70.7%	1.63x
Southern California	19	123,053,860	16.1	70.8%	1.63x
Northern California	2	5,513,357	0.7	66.7%	1.48x
New York	6	85,294,736	11.1	75.0%	1.94x
Massachusetts	1	82,000,000	10.7	33.3%	3.32x
Texas	11	79,920,573	10.4	66.1%	1.47x
Florida	4	65,796,301	8.6	69.3%	1.51x
Michigan	15	61,954,614	8.1	71.2%	1.64x
Virginia	5	50,519,173	6.6	57.6%	2.16x
Other	55	211,866,633	27.7	71.9%	1.55x

Total/Weighted Average	118	$765,919,247	100.0%	66.1%	1.83x

Underwritten Cash Flow Debt Service Coverage Ratios
UW DSCR	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
1.19x – 1.19x	2	$5,684,206	0.7%	71.5%	1.19x
1.20x – 1.29x	8	24,165,523	3.2	64.7%	1.24x
1.30x – 1.39x	12	128,070,837	16.7	75.7%	1.35x
1.40x – 1.49x	15	106,389,610	13.9	76.7%	1.43x
1.50x – 1.69x	24	280,686,101	36.6	71.5%	1.57x
1.70x – 1.99x	13	87,910,091	11.5	62.9%	1.77x

2.00x – 17.43x	10	133,012,880	17.4	39.2%	3.35x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Remaining Terms to Maturity/ARD Date in Months
Range of Remaining Terms to Maturity	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
38 – 110	9	$177,139,507	23.1%	69.3%	1.59x
111 – 120	64	459,767,603	60.0	70.6%	1.64x
121 – 238	11	129,012,138	16.8	45.7%	2.86x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Weighted Average Remaining Term to Maturity/ARD:	112

Property Type Distribution
Property Type	Sub Property Type	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Retail	Anchored	25	$221,464,277	28.9%	70.7%	1.68x
	Unanchored	40	74,500,459	9.7	67.0%	1.68x
	Subtotal	65	$295,964,736	38.6%	69.7%	1.68x

Office	Suburban	20	$196,536,002	25.7%	70.8%	1.46x
	CBD	2	64,072,500	8.4	78.0%	1.62x
	Subtotal	22	$260,608,502	34.0%	72.6%	1.50x

Hotel	Full Service	2	$93,584,903	12.2%	35.2%	3.13x
	Limited Service	1	7,989,588	1.0	63.9%	1.73x
	Subtotal	3	$101,574,491	13.3%	37.5%	3.02x

Industrial	Warehouse/Distribution	11	$36,946,850	4.8%	67.9%	1.66x
	Flex	3	13,946,675	1.8	65.6%	1.86x
	Subtotal	14	$50,893,524	6.6%	67.3%	1.72x

Self Storage	Self Storage	6	$19,195,282	2.5%	62.1%	1.72x

Multifamily	Garden	1	$7,827,401	1.0%	77.5%	1.37x
	Mid/High Rise	2	6,800,000	0.9	49.8%	6.10x
	Subtotal	3	$14,627,401	1.9%	64.6%	3.57x

Manufactured Housing	Manufactured Housing	3	$14,558,165	1.9%	76.6%	1.60x

Mixed Use	Office/Retail	2	$8,497,145	1.1%	68.6%	1.45x

Total/Weighted Average		118	$765,919,247	100.0%	66.1%	1.83x

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

8 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Loan Group 1 Collateral Characteristics

Original Amortization Term in Months[1]
Original Amortization Term	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
132 – 200	4	$24,954,631	3.4%	69.6%	1.32x
201 – 240	8	28,154,205	3.8	69.6%	1.38x
241 – 300	24	247,295,741	33.3	54.7%	2.13x
331 – 360	45	442,310,179	59.6	73.2%	1.58x

Total/Weighted Average:	81	$742,714,756	100.0%	66.8%	1.75x

Weighted Average Original Amortization Term:	328

LTV Ratios as of the Cut-off Date
Cut-off LTV	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
7.2% – 49.9%	9	$130,304,009	17.0%	36.8%	3.19x
50.0% – 59.9%	10	46,700,848	6.1	54.0%	1.97x
60.0% – 69.9%	19	173,962,171	22.7	66.1%	1.65x
70.0% – 79.9%	44	382,234,932	49.9	75.9%	1.46x
80.0% – 91.4%	2	32,717,287	4.3	85.1%	1.53x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Amortization Types
Amortized Types	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Balloon Loans[2]	59	$472,665,590	61.7%	72.4%	1.57x
Interest Only-Balloon	8	163,035,981	21.3	51.0%	2.40x
ARD Loans	7	85,155,615	11.1	65.2%	1.59x
Interest Only	3	23,204,491	3.0	43.8%	4.61x
Fully Amortizing	6	17,057,570	2.2	70.3%	1.26x

Interest Only-ARD	1	4,800,000	0.6	67.6%	1.38x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Current Occupancy Rates[3]
Current Occupancy Rates	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
70.6 – 79.9	2	$5,999,104	0.9%	55.4%	1.85x
80.0 – 89.9	12	56,865,690	8.6	65.8%	1.60x
90.0 – 94.9	15	190,581,836	28.7	73.3%	1.51x

95.0 – 100.0	85	409,802,034	61.8	70.1%	1.72x

Total/Weighted Average:	114	$663,248,664	100.0%	70.5%	1.65x

Remaining Amortization Term in Months[1]
Remaining Amortization Term	Number of Loans	Principal Balance	% of IPB	WA UW DSCR
128 – 200	4	$24,954,631	3.4%	1.32x
201 – 250	9	36,157,897	4.9	1.35x
251 – 300	25	257,593,457	34.7	2.12x
301 – 360	43	424,008,771	57.1	1.58x

Total/Weighted Average:	81	$742,714,756	100.0%	1.75x

Weighted Average Remaining Amortization Term:	324

LTV Ratios as of the Maturity Date
Maturity LTV	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
0.0% – 29.9%	10	$105,081,387	13.7%	39.4%	3.18x
30.0% – 49.9%	21	172,936,331	22.6	57.6%	1.89x
50.0% – 59.9%	24	117,615,872	15.4	71.1%	1.48x
60.0% – 64.9%	14	149,278,398	19.5	70.9%	1.58x
65.0% – 69.9%	13	145,860,795	19.0	78.7%	1.45x

70.0% – 75.6%	2	75,146,465	9.8	81.0%	1.61X

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

Year Built/Renovated
Year Built/Renovated	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
1910 – 1969	3	$11,688,594	1.5%	71.2%	1.68x
1970 – 1979	7	23,421,827	3.1	54.5%	1.78x
1980 – 1989	19	115,231,860	15.0	70.5%	1.54x
1990 – 1999	43	280,783,798	36.7	58.1%	2.21x
2000 – 2003	46	334,793,168	43.7	71.9%	1.62x

Total/Weighted Average:	118	$765,919,247	100.0%	66.1%	1.83x

Prepayment Protection
Prepayment Protection	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Defeasance	75	$715,621,114	93.4%	67.0%	1.84x
Yield Maintenance	8	45,498,133	5.9	52.0%	1.81x
Prepayment Premium	1	4,800,000	0.6	67.6%	1.38x

Total/Weighted Average:	84	$765,919,247	100.0%	66.1%	1.83x

[1]	Excludes loans that are interest only for the entire term.
[2]	Excludes the mortgage loans which pay interest only for a portion of their term.
[3]	Does not include hotels or 1280 Southern Way. 1280 Southern Way, representing 0.1% of the Initial Pool Balance, was recently constructed and is 0% occupied.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

9 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Loan Group 2 Collateral Characteristics

Cut-off Date Principal Balance
Range of Principal Balances	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
$ 1,036,218 – $ 1,999,999	16	$24,811,619	6.4%	67.3%	1.66x
$ 2,000,000 – $ 2,999,999	11	28,986,256	7.4	73.9%	1.50x
$ 3,000,000 – $ 3,999,999	6	20,613,377	5.3	76.4%	1.42x
$ 4,000,000 – $ 4,999,999	5	23,109,685	5.9	79.1%	1.45x
$ 5,000,000 – $ 6,999,999	9	54,556,429	14.0	76.5%	1.43x
$ 7,000,000 – $ 9,999,999	5	41,961,973	10.7	71.3%	1.75x
$10,000,000 – $14,999,999	7	90,249,097	23.1	77.2%	1.38x
$15,000,000 – $24,999,999	4	73,606,332	18.9	78.3%	1.31x
$25,000,000 – $32,500,000	1	32,500,000	8.3	80.0%	1.43x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Average per Loan:		$6,099,918

Average per Property:		$6,006,073

Range of Mortgage Interest Rates
Range of Mortgage Interest Rates	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
4.8000% – 4.9999%	2	$39,300,000	10.1%	79.7%	1.42x
5.0000% – 5.4999%	29	191,716,816	49.1	75.3%	1.50x
5.5000% – 5.9999%	23	140,829,599	36.1	76.3%	1.40x
6.0000% – 6.4999%	8	14,765,647	3.8	74.5%	1.41x
6.5000% – 6.6500%	2	3,782,708	1.0	79.0%	1.43x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Weighted Average Mortgage Rate:	5.4477%

Original Term to Maturity in Months
Original Term to Maturity	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
60 – 110	2	$20,629,283	5.3%	77.7%	1.31x
111 – 120	54	337,040,641	86.3	75.8%	1.47x
121 – 240	8	32,724,845	8.4	78.4%	1.33x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Weighted Average Original Term to Maturity:	122

Geographic Distribution
State	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Texas	9	$107,780,675	27.6%	79.9%	1.34x
California	10	38,649,360	9.9	67.7%	1.77x
Southern California	9	33,854,283	8.7	66.1%	1.83x
Northern California	1	4,795,077	1.2	78.6%	1.37x
Nevada	2	32,341,443	8.3	71.1%	1.50x
Ohio	2	24,947,282	6.4	79.0%	1.25x
Oklahoma	5	24,064,651	6.2	81.2%	1.36x
Louisiana	4	16,819,017	4.3	75.7%	1.38x
New Jersey	2	16,074,042	4.1	76.3%	1.54x

Other	31	129,718,298	33.2	75.3%	1.48x

Total/Weighted Average	65	$390,394,769	100.0%	76.1%	1.45x

Underwritten Cash Flow Debt Service Coverage Ratios
UW DSCR	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
1.16x – 1.19x	2	$3,667,000	0.9%	80.4%	1.16x
1.20x – 1.29x	9	83,978,942	21.5	78.6%	1.25x
1.30x – 1.39x	14	99,647,667	25.5	78.7%	1.35x
1.40x – 1.49x	20	137,086,799	35.1	78.3%	1.44x
1.50x – 1.69x	13	47,717,073	12.2	71.7%	1.58x
1.70x – 1.99x	1	2,622,854	0.7	68.1%	1.89x

2.00x – 3.32x	5	15,674,435	4.0	41.1%	2.86x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Remaining Terms to Maturity/ARD Date in Months
Range of Remaining Terms to Maturity	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
53 – 110	2	$20,629,283	5.3%	77.7%	1.31x
111 – 120	54	337,040,641	86.3	75.8%	1.47x
121 – 236	8	32,724,845	8.4	78.4%	1.33x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Weighted Average Remaining Term to Maturity/ARD:	119

Property Type Distribution
Property Type	Sub Property Type	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Multifamily	Garden	58	$351,121,223	89.9%	76.2%	1.44x
	Mid/High Rise	2	16,506,821	4.2	74.0%	1.64x
	Subtotal	60	$367,628,044	94.2%	76.1%	1.44x

Manufactured Housing	Manufactured Housing	5	$22,766,725	5.8%	75.8%	1.55x

Total/Weighted Average		65	$390,394,769	100.0%	76.1%	1.45x

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

10 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Loan Group 2 Collateral Characteristics

Original Amortization Term in Months[1]
Original Amortization Term	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
240 – 240	4	$11,937,406	3.1%	67.6%	1.52x
241 – 300	7	17,656,179	4.6	69.0%	1.61x
301 – 330	3	13,623,298	3.6	74.6%	1.45x

331 – 360	49	338,927,886	88.7	77.7%	1.39x

Total/Weighted Average:	63	$382,144,769	100.0%	76.9%	1.41x

Weighted Average Original Amortization Term:	352

LTV Ratios as of the Cut-off Date
Cut-off LTV	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR

34.8% – 49.9%	5	$15,674,435	4.0%	41.1%	2.86x
60.0% – 69.9%	6	22,638,464	5.8	64.2%	1.61x
70.0% – 79.9%	44	283,495,691	72.6	77.9%	1.38x
80.0% – 85.0%	9	68,586,180	17.6	80.7%	1.38x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Amortization Types
Amortized Types	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Balloon Loans[2]	47	$266,676,899	68.3%	76.6%	1.43x
Interest Only-Balloon	13	92,244,283	23.6	78.0%	1.39x
ARD Loans	1	15,000,000	3.8	78.1%	1.33x
Interest Only	1	8,250,000	2.1	39.9%	3.32x
Fully Amortizing	2	8,223,587	2.1	71.5%	1.25x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Current Occupancy Rates
Current Occupancy Rates	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
87.6 – 89.9	3	$41,980,126	10.8%	78.4%	1.26x
90.0 – 94.9	26	207,303,701	53.1	77.0%	1.42x

95.0 – 100.0	36	141,110,942	36.1	74.1%	1.55x

Total/Weighted Average:	65	$390,394,769	100.0%	76.1%	1.45x

Remaining Amortization Term in Months[1]
Remaining Amortization Term	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
233 – 250	4	$11,937,406	3.1%	67.6%	1.52x
251 – 300	7	17,656,179	4.6	69.0%	1.61x
301 – 360	52	352,551,184	92.3	77.6%	1.40x

Total/Weighted Average:	63	$382,144,769	100.0%	76.9%	1.41x

Weighted Average

Remaining Amortization Term:	350

LTV Ratios as of the Maturity Date
Maturity LTV	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
1.7% – 29.9%	4	$11,490,503	2.9%	61.2%	1.67x
30.0% – 49.9%	5	15,985,858	4.1	49.1%	2.58x
50.0% – 59.9%	10	35,330,389	9.0	69.5%	1.56x
60.0% – 64.9%	18	93,014,792	23.8	77.1%	1.42x
65.0% – 69.9%	25	213,943,945	54.8	79.4%	1.36x

70.0% – 74.3%	2	20,629,283	5.3	77.7%	1.31x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

Year Built/Renovated
Year Built/Renovated	Number of Properties	Principal Balance	% of IPB	WA LTV	WA UW DSCR
1955 – 1969	8	$17,703,703	4.5%	74.4%	1.45x
1970 – 1979	1	6,850,000	1.8	78.3%	1.46x
1980 – 1989	12	51,255,422	13.1	71.0%	1.58x
1990 – 1999	17	112,344,041	28.8	78.3%	1.43x
2000 – 2003	27	202,241,604	51.8	76.2%	1.43x

Total/Weighted Average:	65	$390,394,769	100.0%	76.1%	1.45x

Prepayment Protection
Prepayment Protection	Number of Loans	Principal Balance	% of IPB	WA LTV	WA UW DSCR
Defeasance	56	$322,217,840	82.5%	75.4%	1.48x
Yield Maintenance	8	68,176,930	17.5	79.5%	1.30x

Total/Weighted Average:	64	$390,394,769	100.0%	76.1%	1.45x

[1]	Excludes loans that are interest only for the entire term.
[2]	Excludes the mortgage loans which pay interest only for a portion of their term.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

11 of 55

Top 10 Mortgage Loans

Loan Seller[1]	Loan Name (Location)	Loan Group	Cut-off Date Balance	% of IPB	Square Feet2/ Unit		Loan per SF/Unit	UW DSCR	Cut-off LTV Ratio	Property Type
MLML	The Westin Hotel at Copley Place (Boston, MA)	1	$82,000,000	7.1%	803	Rooms	$102,117	3.32x	33.3%	Hotel
JPMCB	17 Battery Place (New York, NY)	1	60,429,178	5.2	443,102	SF	$136	1.64x	78.5%	CBD Office
JPMCB	Palm Beach Mall (West Palm Beach, FL)	1	54,846,103	4.7	702,427	SF	$78	1.51x	69.7%	Regional Mall
PNC	100 Bloomfield Parkway (Bloomfield Hills, MI)	1	34,822,892	3.0	198,486	SF	$175	1.37x	79.1%	Suburban Office
MLML	GFS Marketplace Portfolio (MI, OH, IN, IL)	1	33,400,000	2.9	399,415	SF	$84	1.75x	63.2%	Retail
MLML	Tanglewood Court Apartments (Houston, TX)	2	32,500,000	2.8	634	Units	$51,262	1.43x	80.0%	Multifamily
PNC	Ocean Terrace Corporate Center (Carlsbad, CA)	1	25,500,000	2.2	177,478	SF	$144	1.53x	72.3%	Suburban Office
JPMCB	Heron Springs Apartments (Stow, OH)	2	21,350,843	1.8	373	Units	$57,241	1.21x	79.1%	Multifamily
PNC	Villas at Cheyenne Apartments (North Las Vegas, NV)	2	19,892,172	1.7	368	Units	$54,055	1.43x	76.6%	Multifamily
MLML	Chapel Hill Shopping Center (Fort Worth, TX)	1	19,500,000	1.7	191,239	SF	$102	1.40x	76.2%	Anchored Retail

	Total/Weighted Average:		$384,241,188	33.2%				1.89x	65.9%

[1]	“JPMCB” = JPMorgan Chase Bank; “MLML” = Merrill Lynch Mortgage Lending, Inc.; “PNC” = PNC Bank, National Association
[2]	Approximate.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

12 of 55

[THIS PAGE INTENTIONALLY LEFT BLANK]

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13 of 55

The Westin Hotel at Copley Place

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

14 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

The Westin Hotel at Copley Place1

Loan Information		Property Information

Original Principal Balance:	$82,000,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$82,000,000	Title:	Leasehold

% of Pool by IPB:	7.1%	Property Type:	Full Service Hotel

Loan Seller:	Merrill Lynch Mortgage Lending, Inc.	Rooms:	803

Borrower:	Westban Hotel Investors	Location:	Boston, MA

Sponsor:	Westban Hotel Venture	Year Built/Renovated:	1983/1999-2002

Origination Date:	8/14/2003	Occupancy:	73.9%

Interest Rate:	5.2600%	Occupancy Date:	3/31/2003

Interest Only Period[2]:	1	Historical NOI:

Maturity Date:	9/1/2013	2001:	$21,227,203

Amortization Type[2]:	IO-Balloon	2002:	$22,431,862

Original Amortization:	300	2003:	$22,283,243 (TTM as of 3/31/2003)

Remaining Amortization:	300	UW NOI:	$23,319,817

Call Protection[2]:	LO(24),Def(93),O(4)	UW Net Cash Flow:	$19,582,992

Cross-Collateralization:	NAP	Appraised Value:	$246,000,000

Lock Box:	Springing	Appraisal Date:	3/26/2003

Additional Debt:	NAP

Additional Debt Type:	NAP

Loan Purpose:	Refinance

Reserves				Financial Information
Escrows/Reserves:		Initial	Monthly	Cut-off Date Loan/Room:	$102,117

	Taxes:	TBD	TBD	Cut-off Date LTV:	33.3%

	Insurance:	TBD	TBD	Maturity LTV:	25.2%

	CapEx:	$235,281	TBD	UW DSCR:	3.32x

Historical Operating Data

	1999	2000	2001	2002	TTM (3/31/03)	UW
Average Daily Rate (ADR)	$202.29	$220.31	$208.00	$206.97	$207.00	$206.97
Occupancy %	82.5%	82.9%	70.4%	74.4%	73.9%	74.4%
RevPar	$166.99	$182.56	$146.51	$153.95	$152.90	$153.95

[1]	Fitch, Inc. and Standard & Poors Ratings Services have indicated that the credit characteristics of the Westin Hotel at Copley Place Loan are consistent with the characteristics of an investment grade obligation.
[2]	Because the first payment on the loan is not until 10/1/2003, pursuant to the loan purchase agreement, the related loan seller will fund an initial amount equal to 30 days of interest on the related loan. Thereafter, all payments will consist of both interest and principal.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

15 of 55

The Westin Hotel at Copley Place

Sponsor

Westban Hotel Venture (the “Westin Sponsor”) is the sole member and sponsor of the borrower. The Westin Sponsor is a general partnership that transferred its ownership interest in the mortgaged property to the borrower, Westban Hotel Investors, in connection with this transaction. The borrower is Westban Hotel Investors, a single purpose, bankruptcy-remote entity formed for the purpose of owning and operating the mortgaged property.

The partners of the Westin Sponsor are Urban Investment and Development Co. (49.8%) and Westin Copley Place Hotel Venture (50.2%). Urban Investment and Development Co. is indirectly owned and controlled by JMB Realty Corporation (“JMB”) and affiliated entities. JMB is a full service commercial real estate firm that has over 20 years of experience in numerous aspects of real estate, including sales, financing equity, development, acquisition, evaluation, tenant representation, corporate services, asset management and consulting. Urban Investment and Development Co. has assumed principal responsibility for the management and oversight of the mortgaged property. Westin Hotel Copley Place Hotel Venture is owned and controlled by Meridian Properties Number Five (USA) Limited (50% GP), a Delaware corporation, and Caesar Park Hotels & Resorts Copley Square, LLC (50% GP), a Delaware limited liability company.

Collateral1

The Westin Hotel at Copley Place property (the “Westin”) consists of a 37-story full-service Westin Hotel located in the Back Bay section of Boston, Massachusetts. The Westin features 803 rooms, approximately 47,359 SF of meeting space and a health club with an indoor swimming pool, whirlpool and sauna. The Westin also has four restaurants that include The Palm, The Huntington, Bar 10 and Turner Fisheries. Other hotel amenities include a business center, a gift shop, a barber shop, a florist, a retail gallery and a 275-car valet underground parking garage. Space is also leased to several tenants that include Starbucks Coffee and Hertz Car Rental. The hotel opened in 1983 and underwent a $27 million renovation between 1999 and 2002 (although the most substantial work took place in 2001) that included complete renovation of the guestrooms (including the addition of three guest rooms) and lobby, the addition of a lounge and renovation of the meeting space, public area and restaurants. The guest room configuration breakdown is as follows: King (457 rooms), Queen (26 rooms), Queen/Queen (225 rooms), Double/Double (85 rooms), Murphy (4 rooms) and Sofa Bed Parlor (6 rooms).

The Westin is connected by a sky bridge to the Copley Place multi-use development that includes a retail mall anchored by Neiman Marcus, offices, and Marriott and Sheraton Hotels. Copley Place also adjoins the Hynes Convention Center, the Prudential Center and 111 Huntington Ave., a new Class A office building developed by Boston Properties. Each day, approximately 17,000 people use the sky bridge system of walkways, which connects the Westin to Copley Place.

The Westin is constructed above the Massachusetts Turnpike (I-90) on air rights owned by the Massachusetts Turnpike Authority (the “MTA”) and leased to Westban Hotel Investors, LLC pursuant to a lease (the “Air Rights Lease”) which expires in 2077. The Air Rights Lease has no renewal options. All of the rent due under the Air Rights Lease has already been paid, with the exception of a $1 rent payment that is due annually through the last year of the lease.

The Westin is operated pursuant to a 25-year management agreement with Westin North America Management Company that expires on December 31, 2008, but which also includes four consecutive renewal terms of five years each at the manager’s option. Westin North America Management Company is an affiliate of Starwood Hotels & Resorts, which also owns a portfolio of lodging brands that includes the St. Regis, the Luxury Collection, the Sheraton, Four Points and the W Hotels.

Market1,2

The economic downturn and the terrorist attacks of September 11, 2001 have had an adverse effect on the Boston lodging market. Overall market occupancy decreased from approximately 80.7% in 2000 to approximately 72% in 2001 and approximately 71.1% in 2002. The ADR and RevPar also declined from approximately $202.16 and $163.12 to $181.90 and $129.26, respectively, between 2000 and 2002. Although the Westin has not been immune to the trends affecting the lodging sector, it has outperformed the larger Boston lodging market and its competitive set (which includes the Marriott Boston Copley Place and the Sheraton Boston Hotel). The Westin’s occupancy rate (approximately 74.1%), ADR (approximately $206.97) and RevPar (approximately $153.38) for 2002 is higher than that of its competitive set at approximately 69.5%, $182.32 and $126.68, respectively, and that of the larger market. In addition, the Westin makes up approximately 19.1% of the available rooms in its market and achieves approximately 22.5% of the revenue in its competitive set.

The number of hotel rooms in Boston is expected to increase over the next several years in anticipation of the completion of the new Boston Convention Center in 2004. Approximately four new hotels are planned for development or have been proposed for the Boston area. Starwood Hotels & Resorts and a local developer have plans to build an 800-room hotel adjacent to the new convention center. The hotel is projected to open in June 2005, however, construction of the hotel has not yet begun. Notwithstanding that, Starwood has made a non-refundable $15 million downpayment toward the construction. Other potential hotel projects would add an additional 1,460 rooms into the market. These proposed hotels include a 600-room Grand Hyatt Hotel, a 422-room Intercontinental Hotel and a 438-room Parcel 2/Fish Pier Hotel. If all of these hotels are built according to initial plans, the total new supply of hotel rooms will be approximately 2,260. Nevertheless, with the exception of the Starwood hotel, none of these proposed projects are expected to be 100% competitive with the Westin. In addition, since the Westin hotel and the proposed Starwood hotel share a common affiliation, it is anticipated that the Westin will benefit from referral business and shared booking efforts between the two hotels. Moreover, according to a PricewaterhouseCoopers study, the new convention center is anticipated to generate approximately 612,000 to 697,000 room nights annually upon stabilization, which is anticipated to offset the effect of new supply, if any, coming to market.

[1]	Contains certain information from the appraisal dated April 8, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
[2]	Occupancy, ADR and RevPar information obtained from Smith Travel Research reports and no representation is made as to the accuracy of such reports.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

16 of 55

The Westin Hotel at Copley Place

THE WESTIN HOTEL AT COPLEY PLACE
BOSTON, MA
CHARLES RIVER
Massachusetts Institute Of Technology
MAPS © 2003 CARTIFACT, LOS ANGELES
BOSTON COMMON
Washington Monument
Public Garden
Emerson College
Boston Public Library
Copley Square
John Hancock Tower
Hynes Convention Center
Prudential Center
Copley Place
Christian Science Center
Symphony Hall
Northeastern University
New England Conservatory Of Music
Matthews Arena
SOUTH END
BACK BAY FENS
Museum Of Fine Arts
Boston Conservatory Of Music
Massachusetts Historical Society
Boston Center for the Arts
Park Plaza
Trinity Church
Arlington Church
Boston Marriott Copley Place
The Colonnade
Sheraton Boston
Visitor Center
Berklee School of Music
Institute of Contemporary Art
LONGFELLOW BRIDGE
HARVARD BRIDGE
STORROW MEMORIAL DR
MEMORIAL DR
COMMONWEALTH AV
BEACON ST
BOYLSTON ST
HUNTINGTON AV
COLUMBUS AV
MASSACHUSETTS AV
TREMONT ST
DARTMOUTH ST
CLARENDON ST
BERKELEY ST
ARLINGTON ST
CHARLES ST
CAMBRIDGE ST
ST. JAMES AV
STUART ST
NEWBURY ST RETAIL
ATLANTIC OCEAN
Massachusetts Bay
BOSTON
MA
RI
Lowell
Lawrence
Lynn
Salem
Medford
Malden
Waltham
Framingham
Newton
Quincy
Weymouth
Brockton
Providence
Pawtucket
East Providence

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

17 of 55

17 Battery Place

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18 of 55

17 Battery Place

Loan Information		Property Information

Original Principal Balance:	$60,500,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$60,429,178	Title:	Leasehold & Fee

% of Pool by IPB:	5.2%	Property Type:	CBD Office

Loan Seller:	JPMorgan Chase Bank	Square Feet:	443,102

Borrower:	Battery Commercial Associates LLC	Location:	New York, NY

Sponsor:	Joseph Moinian	Year Built/Renovated:	1903/1995

Origination Date:	6/30/2003	Occupancy:	97.8%

Interest Rate:	4.5800%	Occupancy Date:	7/9/2003

Interest Only Period:	NAP	Number of Tenants:	60

Maturity Date:	7/1/2008	Historical NOI:

Amortization Type:	Balloon	2001:	$5,226,372

Original Amortization:	360	2002:	$6,564,483

Remaining Amortization:	359	2003:	$7,146,769 (TTM as of 3/31/2003)

Call Protection:	LO(24),Def(33),O(2)	UW NOI:	$6,643,383

Cross-Collateralization:	NAP	UW Net Cash Flow:	$6,093,684

Lock Box:	Hard	Appraised Value:	$77,000,000

Additional Debt:	NAP	Appraisal Date:	6/1/2003

Additional Debt Type:	NAP

Loan Purpose:	Refinance

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/SF:	$136

Taxes:	$114,713	$76,475	Cut-off Date LTV:	78.5%
TI/LC:	$0	$33,380	Maturity LTV:	72.0%
CapEx:	$863,750	$4,395	UW DSCR:	1.64	x
Municipal Reserve:	$161,230	$0
Assessment Reserve:	$131,230	$0

Significant Tenants

Tenant Name	Parent Company	Moody’s/ S&P [1]	Square Feet	% of GLA	Base Rent PSF	Lease Expiration
Wildcat Service Corporation	Wildcat Service Corporation	NR/NR	69,674	15.7%	$23.57	2009
The City of New York	The City of New York	NR/NR	38,741	8.7%	$18.22	2012
Continental Stock Transfer	Continental Stock Transfer	NR/NR	35,000	7.9%	$33.04	2011
Wall Street Access, Inc.	Wall Street Access, Inc.	NR/NR	34,674	7.8%	$17.26	2008
Securities Training Corporation	Securities Training Corporation	NR/NR	34,125	7.7%	$19.50	2015
Fair, Isaac and Company [2]	Fair, Isaac and Company	NR/NR	28,178	6.4%	$21.43	2004

[1]	Ratings provided are for the entity listed in the “Parent Company” field whether or not the parent company guarantees the lease.
[2]	Fair, Isaac and Company is paying rent but does not occupy its space.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

19 of 55

17 Battery Place

Sponsor

Joseph Moinian is the sponsor of the 17 Battery Place Loan. The borrowing entity for the 17 Battery Place Loan is owned by a partnership comprised of Joseph Moinian, Morad Ghadamian, Asher Rosnanzamir, Newmark/Ocean LLC and Battery Commercial Associates SPE, Inc. (the managing member). As Chief Executive Officer of the Moinian Group, Joseph Moinian is responsible for a portfolio comprised of more than 7 million square feet of office, industrial, residential, retail and hotel properties throughout the U.S. and abroad including several Manhattan properties. Newmark Ocean LLC is controlled by Jeffrey Gural, Chairman of Newmark & Company Real Estate, Inc. (“Newmark”). Newmark was founded in 1928 and is a full service commercial and industrial real estate management firm and currently manages the 17 Battery Place Property. Newmark currently owns and manages approximately 150 buildings in the metropolitan New York area where it is headquartered, with regional offices in cities across the country including Atlanta, Chicago, Dallas, Los Angeles, San Francisco and Washington D.C.

Collateral

The 17 Battery Place Property consists of one of two condominium units (“Unit 2”) at this location, both owned by entities having substantially identical principals. Unit 2 represents the collateral for the 17 Battery Place Loan and includes approximately 443,102 square feet of office space located on floors 2 through 13, the office lobby and newsstand on the ground floor and approximately 4,550 square feet of retail space on the ground floor that has been ground leased from the affiliated condominium owner to the borrower and limited storage space in the basement of the building. The residential portion of the building (“Unit 1”), which is not part of the collateral, consists of floors 14 through 31 which holds 491 apartment units. The current ownership entity originally acquired Unit 2 in 1997 and subsequently acquired Unit 1 and converted Unit 1 to residential space, relocating existing tenants from Unit 1 to Unit 2. The 17 Battery Place Property is approximately 97.8% leased to 60 tenants as of July 9, 2003. The six major tenants noted on the preceding page possess multiple floors and account for approximately 54.3% of the subject’s total rentable area.

Market1

The 17 Battery Place Property is located in Battery Park City directly across the street from The New York Waterway downtown ferry station that services locations throughout New Jersey, within close proximity to Manhattan’s major subway lines and has direct views of the New York Harbor and the Statue of Liberty.

The Manhattan office market is composed of three major markets – Downtown, Midtown and Midtown South – which together equate to approximately 387.2 million square feet of office space, making it by far the nation’s largest office market. The Downtown office market has an inventory that totals approximately 92.9 million square feet and is Manhattan’s second largest market behind Midtown. The Downtown office market is well diversified with services firms and is intricately linked to the financial services sector, Wall Street and city, state and federal governments and is represented by five submarkets: City Hall, World Financial, Financial West, Financial East and Insurance. Its office inventory contains 45.4 million square feet (48.9%) of Class A space, approximately 32.2 million square feet (34.7%) of Class B space, and approximately 15.3 million square feet (16.4%) of Class C space. Overall, vacancy rates in the Downtown office market have stabilized over the last few quarters approximately with an overall vacancy rate for 1st Q 2003 at approximately 13.3%, approximately 16.3% for Class A space and approximately 11.8% for Class B space. Overall asking rents remained resilient during 1st Q 2003 at approximately $38.73 per square foot, down less than a dollar from the same period last year. The large amount of high-quality class A space on the market continues to keep overall asking rents high. Concessions, including free rent and work are still common. Following the events of September 11, 2001, the redevelopment of the Downtown office market is expected to be a large and long-term commitment on behalf of many government sectors including New York City and New York State, plus the Port Authority of New York and New Jersey.

[1]	Certain information from the Cushman & Wakefield, Inc. appraisal dated June 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

Lease Rollover Schedule

Year	Number of Leases Expiring[2]	Square Feet Expiring	% of GLA Expiring	Base Rent Expiring	% of Base Rent Expiring	Cumulative Square Feet Expiring	Cumulative % of GLA Expiring	Cumulative Base Rent Expiring	Cumulative % of Base Rent Expiring
Vacant	NAP	9,745	2.2%	NAP	NAP	9,745	2.2%	NAP	NAP
2003 & MTM	9	26,529	6.0	$802,945	8.1%	36,274	8.2%	$802,945	8.1%
2004	12	44,787	10.1	906,963	9.1%	81,061	18.3%	$1,709,909	17.2%
2005	4	7,112	1.6	211,753	2.1%	88,173	19.9%	$1,921,662	19.4%
2006	7	16,829	3.8	589,815	5.9%	105,002	23.7%	$2,511,476	25.3%
2007	4	7,746	1.7	211,892	2.1%	112,748	25.4%	$2,723,368	27.5%
2008	8	62,534	14.1	1,087,451	11.0%	175,282	39.6%	$3,810,819	38.4%
2009	10	113,553	25.6	2,420,942	24.4%	288,835	65.2%	$6,231,761	62.8%
2010	0	0	0.0	0	0.0%	288,835	65.2%	$6,231,761	62.8%
2011	1	35,000	7.9	1,156,455	11.7%	323,835	73.1%	$7,388,216	74.5%
2012	5	51,271	11.6	1,064,735	10.7%	375,106	84.7%	$8,452,951	85.2%
After	7	67,996	15.3	1,468,079	14.8%	443,102	100.0%	$9,921,030	100.0%

Total	67	443,102	100.0%	$9,921,030	100.0%

[2]	There are 67 leases but only 60 actual tenants in the property

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

20 of 55

17 Battery Place

UPPER WEST SIDE
UPPER EAST SIDE
WEST SIDE
GARMENT DISTRICT
MURRAY HILL
CHELSEA
GRAMERCY
STUYVESANT TOWN
WEST VILLAGE
EAST VILLAGE
GREENWICH VILLAGE
SOHO
LITTLE ITALY
LOWER EAST SIDE
TRIBECA
CHINATOWN
BATTERY PARK CITY
FINANCIAL DISTRICT
HUDSON RIVER
EAST RIVER
WTC DEVELOPMENT SITE
WORLD FINANCIAL CENTER
Battery Park City
Battery Park
HUDSON RIVER
17 BATTERY PLACE
NEW YORK, NY
LAND USE LEGEND
Preeminent Offices
Office Buildings
Retail Stores
Hotels & Clubs
Residences
Residential/Retail
Government & Public
Subway Lines
MAPS © 2003 CARTIFACT, LOS ANGELES

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

21 of 55

Palm Beach Mall

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

22 of 55

Palm Beach Mall

Loan Information		Property Information
Original Principal Balance:	$55,350,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$54,846,103	Title:	Leasehold & Fee

% of Pool by IPB:	4.7%	Property Type:	Regional Mall

Loan Seller:	JPMorgan Chase Bank	Square Feet:	702,427

Borrower:	Palm Beach Mall, LLC	Location:	West Palm Beach, FL

Sponsor:	Simon Property Group, L.P.	Year Built/Renovated:	1967/2000

Origination Date:	9/16/2002	Occupancy:	91.6%[1]

Interest Rate:	6.2000%	Occupancy Date	3/6/2003

Interest Only Period:	NAP	Inline Sales/SF:	$252[2]

Maturity Date:	10/10/2012	Occupancy Cost (%):	14.1% (total in-line as of 1/7/2003)

Amortization Type:	Balloon	Historical NOI:

Original Amortization:	360	2001:	$6,643,758

Remaining Amortization:	350	2002:	$6,582,292

Call Protection:	LO(24),Def(82),O(4)	2003:	$6,164,699 (TTM as of 5/31/2003)

Cross-Collateralization:	NAP	UW NOI:	$6,491,039

Lock Box:	Hard	UW Net Cash Flow:	$6,146,033

Additional Debt:	NAP	Appraised Value:	$78,700,000

Additional Debt Type:	NAP	Appraisal Date:	7/24/2002

Loan Purpose:	Refinance

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/SF:	$78
Taxes:	$1,564,527	$137,000	Cut-off Date LTV:	69.7%

CapEx:	$0	$7,971	Maturity LTV:	60.0%

Other[3]:	$169,501	$0	UW DSCR:	1.51	x

[1]	Occupancy percentage does not include Dillard’s and Burdine’s, which are anchor owned. The mall is 94.6% occupied when Dillard’s and Burdine’s are included in the occupancy percentage.
[2]	Sales for tenants under 10,000 square feet for 2002.
[3]	Debt reserve equal to one-half of the monthly debt service payment.

Anchor Tenants / Significant National In-line Tenants
Tenant Name	Parent Company	Moody’s/S&P [4]	Square Feet	% of GLA	Sales PSF[5]	Base Rent PSF	Lease Expiration
Dillard’s6	Dillard’s Inc (NYSE: DDS)	Ba3/BB+	203,000	NAP	NAV	NAP	2049
J.C. Penney	J.C. Penney Co, Inc.	Ba3/BB+	202,812	28.9%	$100	$1.22	2009
Burdine’s6	Burdine’s	NR/ NR	180,000	N/AP	NAV	NAP	2028
Sears	Sears, Roebuck & Co. (NYSE: S)	Baa1/BBB	163,476	23.3%	$166	$4.28	2010
Old Navy Clothing Co.	The Gap, Inc. (NYSE: GPS)	Ba2/BB+	26,110	3.7%	$97	$3.89	2006
Borders Books and Music	Borders Group, Inc. (NYSE: BGP)	NR/NR	23,496	3.3%	NAV	$10.50	2016
DSW Shoe Warehouse	DSW Shoe Warehouse	NR/NR	21,206	3.0%	NAV	$11.75	2010
George’s Music	George’s Music	NR/NR	18,000	2.6%	$354	$11.50	2011

[4]	Ratings provided are for the entity listed in the “Parent Company” field whether or not the parent company guarantees the lease.
[5]	Sales per square foot for the 12-month period ending 1/30/03.
[6]	These tenants are not part of the collateral due to the fact that the spaces are anchor owned.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

23 of 55

Palm Beach Mall

Sponsor

Simon Property Group, L.P. (Baa2/BBB+) (NYSE: SPG). Simon Property Group, L.P. (“Simon”) is a real estate investment trust engaged in the ownership and management of income-producing properties, primarily regional malls and community shopping centers. Simon is one of the largest owners and operators of retail real estate in the world with ownership or interest in approximately 251 properties containing an aggregate of approximately 186 million square feet of gross leasable area in 36 states, as well as eight assets in Europe and Canada. In June 2002, Simon became the first retail REIT and only the third REIT overall to be included in the S&P 500 Index.

Collateral

The Palm Beach Mall property (“Palm Beach Mall”) includes approximately 702,427 square feet of an approximately 1,085,427 square foot regional mall with 5,582 parking spaces located in West Palm Beach, Florida. Anchors include Sears, J.C. Penney, Burdine’s and Dillard’s; however, Burdine’s and Dillard’s own their respective stores which are, therefore, not included in the collateral for the Palm Beach Mall loan. A major renovation costing over $34 million was completed in 2000 which accommodated the new 203,000 square foot Dillard’s which is one of the largest Dillard’s stores in Florida, as well as adding and upgrading extensive inline space to draw in new national tenants such as Gap, Charlotte Russe and Gadzooks. Overall occupancy for the mall is approximately 94.6% and occupancy for the subject collateral is approximately 91.6%. Sales for stores under 10,000 square feet were approximately $252 per square foot in 2002. Major inline tenants include Old Navy, Borders Books and Music, fye, Victoria’s Secret, The Gap/Gap Kids, Lane Bryant and Charlotte Russe. Palm Beach Mall is managed by Simon Management Associates, LLC. Simon Management Associates is an affiliate of Simon Property Group.

Market1

Palm Beach Mall is located in the heart of Florida’s Gold Coast region with average income per household estimated to be in excess of $94,000 per year. The Mall is located five miles from the Palm Beach Airport. Primary access to the neighborhood is from the Palm Beach Lakes Boulevard diamond interchange on Interstate 95. Interstate 95 forms the western boundary of Palm Beach Mall and Palm Beach Lakes Boulevard forms the southern boundary. Interstate 95 runs north and south through the metropolitan area, with the Florida Turnpike running parallel about three miles to the west. Secondary access to the neighborhood is via the Okeechobee Boulevard interchange with the Turnpike, about three miles west of the Palm Beach Mall.

The population of the West Palm Beach metropolitan statistical area increased at a compounded annual rate of approximately 3.04% from 1996 to 2000. For the same time frame, the State of Florida experienced a compounded annual growth rate of approximately 2.42%. For the period of 2001 to 2015, both the West Palm Beach MSA and the State of Florida are expected to increase in population. It is anticipated that the West Palm Beach MSA will experience increases at an average annual compound rate of approximately 2.32%, while the State of Florida’s population is expected to grow at an annual average compound rate of 1.97% for this period.

Palm Beach Mall’s trade area is reported to extend approximately 18 miles north, 3 miles to the east (to the Atlantic Coast), 6 miles south (this part of the trade area is limited by competitive properties in Boynton Beach and Boca Raton), and 40 miles west (due to a lack of competitive properties and significant development). There are 5 regional malls in the general area that compete at least indirectly with Palm Beach Mall. The closest is 2 miles away near downtown West Palm Beach (approximately 610,000 square foot City Place Mall), and the farthest is 24 miles to the south in Boca Raton (approximately 1,560,000 square foot Town Center at Boca Raton). The areas between these 2 cities are densely developed, resulting in the shorter trade area to the north and south.

[1]	Certain information from the Integra Realty Resources appraisal dated July 24, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

Lease Rollover Schedule

Year	Number of Leases Expiring	Square Feet Expiring[2]	% of GLA Expiring[2]	Base Rent Expiring[2]	% of Base Rent Expiring	Cumulative Square Feet Expiring	Cumulative % of GLA Expiring	Cumulative Base Rent Expiring	Cumulative % of Base Rent Expiring
Vacant	NAP	58,727	5.4%	NAP	NAP	58,727	5.4%	NAP	NAP
2003 & MTM	14	19,680	1.8%	$723,981	10.8%	78,407	7.2%	$723,981	10.8%
2004	8	6,358	0.6%	291,615	4.4	84,765	7.8%	$1,015,596	15.2%
2005	13	24,199	2.2%	837,567	12.5	108,964	10.0%	$1,853,163	27.7%
2006	8	41,873	3.9%	473,687	7.1	150,837	13.9%	$2,326,850	34.8%
2007	8	24,714	2.3%	394,710	5.9	175,551	16.2%	$2,721,559	40.7%
2008	10	22,935	2.1%	609,678	9.1	198,486	18.3%	$3,331,238	49.8%
2009	5	210,973	19.4%	469,610	7.0	409,459	37.7%	$3,800,847	56.8%
2010	11	199,830	18.4%	1,426,629	21.3	609,289	56.1%	$5,227,476	78.2%
2011	12	54,901	5.1%	896,390	13.4	664,190	61.2%	$6,123,866	91.6%
2012	4	14,741	1.4%	317,260	4.7	678,931	62.5%	$6,441,126	96.3%
After	1	406,496	37.5%	246,708	3.7	1,085,427	100.0%	$6,687,834	100.0%

TOTAL	94	1,085,427	100.0%	$6,687,834	100.0%

[2]	Occupancy includes Dillard’s and Burdine’s, which are anchor owned. Base rent expiring does not include Dillard’s and Burdine’s.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

24 of 55

Palm Beach Mall

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

25 of 55

Palm Beach Mall

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

26 of 55

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

27 of 55

100 Bloomfield Parkway

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

28 of 55

100 Bloomfield Parkway

Loan Information		Property Information
Original Principal Balance:	$34,950,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$34,822,892	Title:	Fee

% of Pool by IPB:	3.0%	Property Type:	Suburban Office

Loan Seller:	PNC	Square Footage:	198,486

Borrower:	Bloomfield Parkway Associates Limited Partnership	Location:	Bloomfield Hills, MI

Sponsor:	N/A	Year Built/Renovated:	1987

Origination Date:	3/1/2003	Occupancy:	93.0%

Interest Rate:	6.0500%	Occupancy Date:	6/3/2003

Interest Only Period:	NAP	Number of Tenants:	7

Maturity Date:	4/1/2013	Historical NOI:

Amortization Type:	Balloon	2001:	$1,040,873

Original Amortization:	360	2002:	$1,824,450

Remaining Amortization:	356	2003:	$1,824,450 (TTM as of 12/31/2002)

Call Protection:	LO(32),Def(80),O(4)	UW NOI:	$3,778,009

Cross-Collateralization:	NAP	UW Net Cash Flow:	$3,470,231

Lock Box:	Hard	Appraised Value:	$44,000,000

Additional Debt:	NAP	Appraisal Date:	5/1/2003

Additional Debt Type:	NAP

Loan Purpose:	Refinance

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/SF:	$175
Taxes:	$0	$24,294	Cut-off Date LTV:	79.1%
TI/LC:	$0	$16,667	Maturity Date LTV:	67.50%
CapEx:	$124,375	$4,188	UW DSCR:	1.37	x
Other[1]:	$1,100,000	$0

[1]	Letter of Credit - Pulte Homes, Inc. ($800,000) and Butzel Long, P.C. ($300,000).

Significant Tenants
Tenant Name	Parent Company	Moody’s/ S&P	Square Feet	% of GLA	Base Rent PSF	Lease Expiration Year
Butzel Long P.C.	Butzel Long P.C.	NR/NR	71,761	38.9%	$28.00	2017

Pulte Homes, Inc.	Pulte Homes, Inc.	Baa3/NR	63,740	34.5%	$19.00	2013

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

29 of 55

100 Bloomfield Parkway

Sponsor

Mr. Michael Kojaian and Mr. C. Michael Kojaian, father and son, serve as sponsors for this loan. The sponsors are real estate developers who have been in business since the 1950’s. While they are headquartered in the Bloomfield area of Detroit, they have extensive real estate holdings in the United States. Mr. C. Michael Kojaian is the Chairman of the Board of Grubb & Ellis and is their largest individual shareholder.

Collateral

The subject property is an attractive glass and granite Class “A” 3-story office building situated on approximately 12.34 acres in the exclusive neighborhood of Bloomfield Hills, Michigan. Bloomfield Hills is recognized for a median household income of approximately $115,000, with the average home price of approximately $500,000. The tenancy is made up of 7 tenants, of which 5 are nationally recognized companies and the building’s largest tenant is a law firm, which was established in 1854.

Market1

The subject property is within the Bloomfield Hills submarket of the metro Detroit office market. This submarket consists of approximately 12 office buildings of which approximately 75% are Class “A” (differentiated primarily on the basis of the quality of improvements and availability of covered parking). All of these buildings are located within a relatively small radius of the intersection of Woodward Avenue and Long Lake Road. This market is completely developed, with no new buildings having been built since 1989. The lack of new construction is due to the lack of available vacant land and zoning restrictions limiting building heights to three stories. No formal statistics are available specifically for Bloomfield Hills, but Grubb & Ellis has estimated that the size of the market is approximately 1.2 million square feet with an occupancy of approximately 95% or better.

[1]	Certain information from the Integra Realty Resources appraisal dated July 24, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

Lease Rollover Schedule
Year	Number of Leases Expiring	Square Feet Expiring	% of GLA Expiring	Base Rent Expiring	% of Base Rent Expiring	Cumulative Square Feet Expiring	Cumulative % of GLA Expiring	Cumulative Base Rent Expiring	Cumulative % of Base Rent Expiring
Vacant	NAP	13,946	7.0%	NAP	NAP	13,946	7.0%	NAP	NAP
2003 & MTM	0	0	0.0	$0	0.0%	13,946	7.0%	$0	0.0%
2004	0	0	0.0	0	0.0	13,946	7.0%	$0	0.0%
2005	0	0	0.0	0	0.0	13,946	7.0%	$0	0.0%
2006	0	0	0.0	0	0.0	13,946	7.0%	$0	0.0%
2007	3	13,426	6.8	395,167	8.5	27,372	13.8%	$395,167	8.5%
2008	1	2,113	1.0	59,164	1.3	29,485	14.9%	$454,331	9.7%
2009	0	0	0.0	0	0.0	29,485	14.9%	$454,331	9.7%
2010	1	33,500	16.9	994,615	21.3	62,985	31.7%	$1,448,946	31.0%
2011	0	0	0.0	0	0.0	62,985	31.7%	$1,448,946	31.0%
2012	0	0	0.0	0	0.0	62,985	31.7%	$1,448,946	31.0%
After	2	135,501	68.3	3,220,368	69.0	198,486	100.0%	$4,669,314	100.0%

Total	7	198,486	100.0%	$4,669,314	100.0%

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

30 of 55

100 Bloomfield Parkway

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

31 of 55

GFS Marketplace Portfolio

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

32 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

GFS Marketplace Portfolio

Loan Information		Property Information
Original Principal Balance:	$33,400,000	Single Asset/Portfolio:	Portfolio

Cut-off Principal Balance:	$33,400,000	Title:	Fee

% of Pool by IPB:	2.9%	Property Type:	Retail

Loan Seller:	Merrill Lynch Mortgage Lending, Inc.	Square Footage:	399,415[1]

Borrower:	GFS Marketplace Realty One, LLC	Location:	Various

Sponsor:	GFS Holding, Inc.	Year Built/Renovated:	Various

Origination Date:	7/21/2003	Occupancy:	100.0%

Interest Rate:	5.3000%	Occupancy Date:	Various

Interest Only Period:	NAP	Number of Tenants:	27[2]

Maturity Date:	8/1/2013	Historical NOI:

Amortization Type:	ARD	2001:	NAP

Final Maturity Date:	8/1/2028	2002:	NAP

Original Amortization:	300	2003:	NAP

Remaining Amortization:	300	UW NOI:	$4,688,695

Call Protection:	LO(24),Def(95),O(1)	UW Net Cash Flow:	$4,229,152

Cross-Collateralization:	NAP	Appraised Value:	$52,880,000

Lock Box:	Hard	Appraisal Date:	Various

Additional Debt:	NAP

Additional Debt Type:	NAP

Loan Purpose:	Refinance

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/SF:	$84
Taxes:	$771,744	$0	Cut-off Date LTV:	63.2%
CapEx:	$59,941	$0	Maturity Date LTV:	47.7%
			UW DSCR:	1.75	x

[1]	Approximate.
[2]	Collateral consists of 27 single tenant properties.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

33 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

GFS Marketplace Portfolio

Sponsor

GFS Holding, Inc. (“GFS”) serves as the sponsor for this loan. GFS was incorporated in 1897. GFS is currently the largest privately-held foodservice distributor, and the fourth largest overall within the United States1. In addition to truck service, GFS offers retail store locations under their GFS Marketplace name. The company currently operates approximately 92 Marketplace stores in Ohio, Michigan, Indiana and Illinois, as well as locations in Quebec and Ontario, Canada.

Collateral2

The Portfolio consists of 27 GFS Marketplace stores containing approximately 399,415 square feet of rentable area across Ohio, Michigan, Illinois and Indiana. The largest state concentration is Ohio with 10 properties totaling approximately 150,377 square feet (37.6%). Typical store format is an approximately 14,800 square foot (on average) standard box positioned as either an out parcel in a power center or regional mall or in the end cap position in a neighborhood shopping center.

Interior finishes for the stores are also standard with polished concrete floors, painted block walls and exposed ceilings. The stores are organized with a standard grocery store layout with freezer sections along the back or side walls and an additional freezer aisle adjacent to the side wall. The merchandise consists of bulk items typical of the retail space warehouse clubs but with grocery store shelf heights. The bulk/warehouse nature of the stores and interior appearance and upkeep of the interiors is of standard retail quality.

The stores most typically serve foodservice operators including: restaurants, caterers, party/event planners, convenience stores, cafeteria operators and concessionaires. The locations also service the needs of GFS’ truck-delivered customers. GFS Marketplace stores are also open to the public and do not require a membership fee.

GFS Marketplace Portfolio Portfolio Properties
Property Name	City	State	Year Built/ Renovated	Square Feet[3]	Occupancy	Lease Expiration Year	Appraised Value
Alpena, MI	Alpena	MI	1982/1997	16,377	100%	2018	$1,660,000
Aurora, IL	Aurora	IL	1997	15,598	100%	2018	$2,360,000
Brooklyn, OH	Brooklyn	OH	2000	14,131	100%	2018	$2,030,000
Cadillac, MI	Cadillac	MI	1994	15,036	100%	2018	$1,450,000
Fairfield, OH	Fairfield	OH	2002	14,131	100%	2018	$2,100,000
Mason, OH	Mason	OH	2002	14,163	100%	2018	$2,080,000
Cleveland, OH – Mentor	Mentor	OH	2001	14,773	100%	2018	$1,970,000
Hillard, OH	Columbus	OH	1996	14,704	100%	2018	$2,000,000
Columbus, OH – Minerva Park	Columbus	OH	1994	13,468	100%	2018	$1,920,000
Dayton, OH – Harshman Rd.	Dayton	OH	2001	14,806	100%	2018	$2,190,000
Kettering, OH	Kettering	OH	2001	14,438	100%	2018	$2,180,000
Grand Rapids, MI	Grand Rapids	MI	1991	19,172	100%	2018	$1,890,000
Holland, MI	Holland	MI	1993	11,508	100%	2018	$1,490,000
Joliet, IL	Joliet	IL	1996	13,738	100%	2018	$2,160,000
Kalamazoo, MI	Kalamazoo	MI	1995	13,515	100%	2018	$1,740,000
Kokomo, IN	Kokomo	IN	2001	14,744	100%	2018	$1,930,000
Lansing – Saginaw Highway	Lansing	MI	1995	13,463	100%	2018	$1,720,000
Marion, OH	Marion	OH	1998	21,933	100%	2018	$2,410,000
Michigan City, IN	Michigan City	IN	1996	15,777	100%	2018	$2,080,000
Midland, MI	Midland	MI	1999	16,464	100%	2018	$2,210,000
Muskegon, MI – Roosevelt Park	Muskegon	MI	2000	14,822	100%	2018	$1,760,000
Olympia Fields, IL	Olympia Fields	IL	1996	13,252	100%	2018	$2,080,000
Orland Park, IL	Orland Park	IL	1996	13,910	100%	2018	$2,280,000
Sault Ste. Marie, MI	Sault Ste. Marie	MI	1993	12,146	100%	2018	$1,300,000
Toledo, OH – Alexis Rd.	Toledo	OH	1994	13,830	100%	2018	$1,740,000
Villa Park, IL	Villa Park	IL	1997	14,804	100%	2018	$2,360,000
Wixom, MI	Wixom	MI	1996	14,712	100%	2018	$1,790,000

[1]	Source: ID Management Report, February 2003. No representation is made as to the accuracy of such information.
[2]	Contains certain information from the various property level appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of assumptions underlying the appraisals.
[3]	Approximate.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

34 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

GFS Marketplace Portfolio

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

35 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Tanglewood Court Apartments1

[1]	The Tanglewood Property was until recently (and may be currently) known as The Fountains at San Felipe Apartments. The borrower has informed us that it is in the process of changing the name of the property to Tanglewood Court Apartments.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

36 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Tanglewood Court Apartments

Loan Information		Property Information
Original Principal Balance:	$32,500,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$32,500,000	Title:	Fee

% of Pool by IPB:	2.8%	Property Type:	Multifamily

Loan Seller:	Merrill Lynch Mortgage Lending, Inc.	Units:	634

Borrower:	SR-MGI Fountains Holdings, L.P.	Location:	Houston, TX

Sponsor:	SR Real Estate Investors LP, The Morgan Group, Inc.	Year Built/Renovated:	1969/1999

Origination Date:	6/18/2003	Occupancy:	93.9%

Interest Rate:	4.8100%	Occupancy Date:	6/12/2003

Interest Only Period:	24	Historical NOI:

Maturity Date:	7/1/2013	2001:	$2,633,977

Amortization Type:	IO-Balloon	2002:	$2,963,468

Original Amortization:	360	2003:	$2,957,580 (TTM as of 4/30/2003)

Remaining Amortization:	360	UW NOI:	$3,025,569

Call Protection:	LO(24),Def(91),O(4)	UW Net Cash Flow:	$2,930,469

Cross-Collateralization:	NAP	Appraised Value:	$40,650,000

Lock Box:	NAP	Appraisal Date	5/23/2003

Additional Debt:	NAP

Additional Debt Type:	NAP

Loan Purpose:	Acquisition

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/Unit:	$51,262
Taxes:	$345,003	$57,500	Cut-off Date LTV:	80.0%

Insurance:	$119,056	$14,882	Maturity LTV:	68.8%

CapEx:	$0	$13,209	UW DSCR:	1.43	x

Other[1]:	$1,900,000	$0

[1]	$1,400,000 was reserved in respect of certain capital improvements proposed by the Borrower and will be released to the Borrower from time-to-time upon completion of such improvements. $500,000 will be released to the Borrower when the debt service coverage ratio, calculated using the underwritten net cash flow based on a trailing 3-month operating history of the Mortgaged Property, is at least 1.45x.

Multifamily Information
Unit Mix	No. of Units	Average Unit Square Feet	Approximate Net Rentable SF	% of Total Units	Average Monthly Asking Rent	Average Monthly Market Rent [2]
One Bedroom	429	706	302,845	68%	$647	$720

Two Bedroom	195	1,043	203,350	31%	$871	$924

Three Bedroom	10	1,347	13,470	2%	$1,169	$1,500

[2]	Based on information from the appraisal dated May 23, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

37 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Tanglewood Court Apartments

Sponsor

SR Real Estate Investors LP and The Morgan Group, Inc. are the sponsors of the Tanglewood Court Apartments Loan.

SR Real Estate Investors, L.P. is an investment fund managed by Resource Capital Partners, Inc. The fund contains approximately 160 limited partners, none of whom owns more than 5.0% of the fund or has control rights in the fund. SR Real Estate Investors, L.P. presently owns majority interests in two other multifamily complexes: Nittany Pointe in Altoona, Pennsylvania (156 student housing units) and Chinoe Creek Apartments in Lexington, Kentucky (356 units). The Morgan Group, Inc. holds a minority equity interest in the borrower. Resource Capital Partners, Inc. is a second-tier subsidiary of Resource America, Inc.

The Indemnitor for the non-recourse carve-out provisions of the loan is Resource Real Estate Holdings, Inc., a first-tier subsidiary of Resource America, Inc. Resource America, Inc. (NASDAQ: REXI) is the corporate parent of SR Real Estate Investors, L.P., Resource Capital Partners, Inc., and Resource Real Estate Holdings, Inc. Resource Real Estate Holdings, Inc. is a proprietary asset management company operating in three distinct sectors: energy, real estate, and financial services. As of December 31, 2002, Resource America, Inc. had assets under management of approximately $1.571 billion, allocated as follows: approximately 23% in energy; approximately 40% in real estate; and approximately 37% in financial services. Resource America, Inc. is the sponsor and largest shareholder of RAIT (NYSE: RAS), a publicly-traded REIT that began operations in 1998 and whose primary focus is the origination of commercial real estate loans. Resource Capital Partners, Inc., along with RAIT, manages over 2,100 apartment units and approximately 2.5 million square feet of commercial space.

Collateral1

The Tanglewood Court Apartments property (the “Tanglewood Property”) is a 634-unit multifamily development located in a residential area just north of the Galleria shopping district in Houston, Texas2. The Tanglewood Property is situated on approximately 17 acres and contains a total of 28 two-story residential buildings containing a total of 429 one-bedroom units (706 average square feet), 195 two-bedroom units (1,043 average square feet), and 10 three-bedroom units (1,347 average square feet). Amenities include covered parking, nine swimming pools, exercise room, jacuzzi, ceiling fans, and washer/dryer connections.

Market1

The Tanglewood Property is located in a densely developed suburban section of Houston just north of the Galleria retail / office district. Population in the area has grown at an annual rate of approximately 1.6% since 2000, and is expected to increase by approximately 1.4% per year over the next five years. Population growth is somewhat limited by the fact that the area is largely developed, and any new residential construction generally occurs through tear-downs of older properties. The unemployment rate for the Houston MSA was approximately 6.2% in April, 2003, consistent with the overall Texas unemployment rate of approximately 6.3%. The current unemployment rate is marginally higher than historic unemployment rates for the past several years, reflecting the recent softening of the national economy. However, the Houston area added approximately 31,183 new jobs between December, 2001 and December, 2002. While no submarket unemployment data is available for the area immediately surrounding the Tanglewood Property, unemployment is generally lower than in the city overall due to the area’s proximity to employment centers and high relative housing prices.

Demand for housing in the neighborhood in which the Tanglewood Property is located is primarily influenced by its location proximate to the Galleria and Greenway Plaza office and retail nodes on the west side of Houston. The neighborhood has been an attractive residential area for professionals due to the many office buildings both inside and outside of the loop (Interstate 610) and due to the retail / restaurant concentrations in the Galleria area. The neighborhood has enjoyed a reputation as a desirable residential area populated by a younger-skewing high income demographic. Excluding the central business district, the nearby Greenway Plaza and Galleria office districts represent the largest and most popular office concentrations in the city. Over 90% of the residents within a one-mile radius of the subject are employed in the executive / managerial and technical support / sales sectors. Major employers in the area include Hewlett-Packard (formerly Compaq Computers), Waste Management Inc., Marathon Oil, J.P. Morgan Chase Bank, and numerous regional service providers. The area is well served by public schools (Houston Independent School District) including Briargrove and Shadowbriar Elementary Schools, Grady Middle School and Robert E. Lee High School. Several private schools are also located within easy driving distance of the Tanglewood Property.

Six competing properties were identified in the immediate area with occupancies ranging from 90% to 97% with average rents ranging from approximately $777 to $914 per month, and with an overall average rent of approximately $815 per month.

[1]	Contains certain information from the appraisal dated May 23, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
[2]	The Tanglewood Property was until recently (and may be currently) known as The Fountains at San Felipe Apartments. The borrower has informed us that it is in the process of changing the name of the property to Tanglewood Court Apartments.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

38 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Tanglewood Court Apartments

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

39 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Ocean Terrace Corporate Center

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

40 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Ocean Terrace Corporate Center

Loan Information		Property Information
Original Principal Balance:	$25,500,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$25,500,000	Title:	Fee

% of Pool by IPB:	2.2%	Property Type:	Suburban Office

Loan Seller:	PNC	Square Footage:	177,478

Borrower:	Carlsbad Ocean Terraces, LLC	Location:	Carlsbad, CA

Sponsor:	Paul Garrett	Year Built/Renovated:	2000

Origination Date:	2/26/2003	Occupancy:	97.8%

Interest Rate:	5.9100%	Occupancy Date:	2/25/2003

Interest Only Period:	12	Number of Tenants:	12

Maturity Date:	3/1/2013	Historical NOI:

Amortization Type:	IO-Balloon	2001:	$1,928,670

Original Amortization:	360	2002:	$1,855,467

Remaining Amortization:	360	2003:	$1,855,467 (TTM as of 12/31/2002)

Call Protection:	LO(31),Def(80),O(4)	UW NOI:	$3,032,538

Cross-Collateralization:	NAP	UW Net Cash Flow:	$2,782,566

Lock Box:	NAP	Appraised Value:	$32,250,000

Additional Debt:	NAP	Appraisal Date:	1/9/2003

Additional Debt Type:	NAP

Loan Purpose:	Acquisition

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/SF:	$144
Taxes:	$0	$22,604	Cut-off Date LTV:	72.3%

Insurance:	$0	$3,854	Maturity Date LTV:	62.6%

TI/LC:	$0	$12,500	UW DSCR:	1.53	x

CapEx:	$0	$2,958

Other[1]:	$373,356	$0

[1]	The reserve is the tenant security deposit for Jenny Craig Operations, Inc. The reserve was established/ combined with the TI/LC Escrow Agreement.

Significant Tenants
Tenant Name	Parent Company	Moody’s/ S&P	Square Feet	% of GLA	Base Rent PSF	Lease Expiration Year
Jenny Craig Operations	Jenny Craig Operations	NR/NR	48,904	27.6%	$18.00	2013

Farmers Group, Inc.	Farmers Group, Inc.	NR/NR	24,023	13.5%	$16.94	2007

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

41 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Ocean Terrace Corporate Center

Sponsor

Paul Garrett is the principal sponsor of this loan. Mr. Garrett has been involved in all facets of real estate for 40 years, including brokerage, development, management and investment. He is the President and CEO of the Garrett Group, LLC, a fully integrated real estate investment company. This financing was provided for the acquisition of the subject property with the sponsor cash equity representing $11 million.

Collateral

The subject property consists of four contiguous, 2 story Class “B+” suburban office buildings situated on approximately 11.55 acres, located at 5740, 5750, 5760 and 5770 Fleet Street in Carlsbad, California. This location is approximately 1 mile west of Interstate 5. The buildings were constructed between 1999 and 2000 and are currently approximately 98% occupied with leases to 12 different tenants. Carlsbad is located on the Pacific Coast, and is part of the San Diego metropolitan area. The Buildings contains in the aggregate approximately 177,478 net rentable square feet of office space.

Market1

The subject property is within the Carlsbad Interstate 5 submarket area of the metro San Diego market. According to the CoStar Group’s June 2003 Availability and Vacancy Analysis for this submarket, it contains 24 buildings totaling approximately 1.1 million square feet of office space. Colliers International reports that although there is approximately 116,642 square feet under construction within this submarket, net absorption of this submarket for the year was the strongest of all San Diego regions at approximately 242,390 square feet. The submarket has an overall occupancy of approximately 94% versus the subject current occupancy of approximately 98%.

[1]	Certain information from The Limbach Appraisal Company, Inc. appraisal dated January 9, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

Lease Rollover Schedule
Year	Number of Leases Expiring	Square Feet Expiring	% of GLA Expiring	Base Rent Expiring	% of Base Rent Expiring	Cumulative Square Feet Expiring	Cumulative % of GLA Expiring	Cumulative Base Rent Expiring	Cumulative % of Base Rent Expiring
Vacant	NAP	3,938	2.2%	NAP	NAP	3,938	2.2%	NAP	NAP
2003 & MTM	0	0	0.0	$0	0.0%	3,938	2.2%	$0	0.0%
2004	0	0	0.0	0	0.0	3,938	2.2%	$0	0.0%
2005	5	47,145	26.6	1,174,879	34.9	51,083	28.9%	$1,174,879	34.9%
2006	1	10,203	5.8	233,853	7.0	61,286	34.5%	$1,408,732	41.9%
2007	2	30,040	16.9	335,457	10.0	91,326	51.5%	$1,744,188	51.9%
2008	1	24,023	13.5	406,937	12.1	115,349	65.0%	$2,151,125	64.0%
2009	1	3,957	2.2	102,660	3.1	119,306	67.2%	$2,253,786	67.0%
2010	1	9,268	5.2	227,993	6.8	128,574	72.4%	$2,481,779	73.8%
2011	0	0	0.0	0	0.0	128,574	72.4%	$2,481,779	73.8%
2012	0	0	0.0	0	0.0	128,574	72.4%	$2,481,779	73.8%
After	1	48,904	27.6	880,272	26.2	177,478	100.0%	$3,362,051	100.0%

Total	12	177,478	100.0%	$3,362,051	100.0%

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. Tp3HIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

42 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Ocean Terrace Corporate Center

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

43 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Heron Springs Apartments

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

44 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Heron Springs Apartments

Loan Information		Property Information
Original Principal Balance:	$21,500,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$21,350,843	Title:	Fee

% of Pool by IPB:	1.8%	Property Type:	Multifamily

Loan Seller:	JPMorgan Chase Bank	Units:	373

Borrower:	Heron Springs Associates, L.L.C.	Location:	Stow, OH

Sponsor:	Lenora J. Petrarca	Year Built/Renovated:	2002

Origination Date:	12/23/2002	Occupancy:	88.7%

Interest Rate:	5.8600%	Occupancy Date:	4/15/2003

Interest Only Period:	NAP	Historical NOI:

Maturity Date:	1/1/2013	2001:	$650,253

Type Amortization:	Balloon	2002:	$1,047,136

Original Amortization:	360	2003:	1,383,690 (TTM as of 4/30/2003)

Remaining Amortization:	353	UW NOI:	$1,914,319

Call Protection:	LO(24),Def(85),O(4)	UW Net Cash Flow:	$1,839,719

Cross-Collateralization:	NAP	Appraised Value:	$27,000,000

Lock Box:	NAP	Appraisal Date:	11/7/2002

Additional Debt:	NAP

Additional Debt Type:	NAP

Loan Purpose:	Refinance

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/Unit:	$57,241

Taxes:	$166,500	$50,563	Cut-off Date LTV:	79.1%

Insurance:	$35,973	$7,195	Maturity LTV:	67.3%

CapEx:	$0	$6,217	UW DSCR:	1.21	x

Immediate Repairs[1]:	$583,425	$0

Additional Security[2]:	$2,500,000	$0

[1]	Letter of Credit posted in lieu of cash deposit to Immediate Repairs Fund
[2]	Letter of Credit posted as additional security, to be released upon satisfaction of DSCR, LTV, and Occupancy criteria.

Multifamily Information

Unit Mix	No. of Units	Average Unit Square Feet[3]	Approximate Net Rentable SF3	% of Total Units	Average Monthly Asking Rent[3]	Average Monthly Market Rent[3]
One Bedroom	160	720	115,200	43.0%	$734	$734

Two Bedroom	187	918	171,666	50.0%	$891	$891

Three Bedroom	26	1298	33,748	7.0%	$1,119	$1,119

[3]	Certain information from the Crown Appraisal Group appraisal dated November 18, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

45 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Heron Springs Apartments

Sponsor

Heron Springs Associates, L.L.C. is the sponsor of the loan. Heron Springs Associates, L.L.C. is comprised of three parties: Anthony A. Petrarca (14.0%), Lenora J. Petrarca (54.5%) and the Anthony A. Petrarca Trust No. VII (31.5%).

Anthony Petrarca founded The Cedarwood Companies (“Cedarwood”) in 1972 and developed it into a multi-service firm that develops, designs, constructs, finances, leases and manages real estate across the country. Cedarwood operates from its main office in Akron, Ohio, and two regional offices in Ft. Lauderdale, Florida, and Houston, Texas. Anthony Petrarca is a registered professional engineer, a licensed general contractor and a licensed surveyor. The company holds professional engineer, general contracting and architectural licenses in the majority of states. Through the four affiliated Cedarwood companies, Anthony Petrarca has developed hundreds of projects totaling a substantial amount of square feet of commercial and multifamily property over the past thirty years.

Collateral

The subject property is a 373-unit apartment complex (14 three-story buildings), with amenities that include a clubhouse, swimming pool, putting green, tennis courts and attached garages. The property includes one, two and three bedroom garden units as well as two bedroom townhouse units. Construction was completed on the improvements in 2002 at a total cost of approximately $25.3 million. The property has 160 one-bedroom units, 187 two-bedroom units, and 26 three-bedroom units.

Market1

The subject property is located in Stow, Ohio. Stow, a suburb approximately 8 miles north of Akron and 28 miles south of Cleveland, lies in the northeastern part of Summit County. Akron is approximately 35 miles south of Cleveland, and 125 miles northeast of Columbus. Population in Stow grew at a rate of approximately 13% over the past 10 years; this is approximately 5% greater than the rate at which Summit County grew over the same time period. Primary access to the subject is via Hudson Drive. The subject has frontage along Hudson Drive. Hudson Drive is a north-south surface route that links the subject property with Graham less than ½ mile to the south and East Steels Corners Road about 1 mile to the north.

The market rent at the subject for one-bedroom units to be approximately $680-$825 per month or approximately $0.84-$0.99 per square foot depending on the unit type and amenities. The subject’s concluded rent for two-bedroom units to be approximately $810-$1,040 per month or approximately $0.79-$0.90 per square foot depending on the unit type and amenities.

[1]	Certain information from the Crown Appraisal Group appraisal dated November 18, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

46 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Heron Springs Apartments

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

47 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Villas at Cheyenne Apartments

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

48 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Villas at Cheyenne Apartments

Loan Information		Property Information
Original Principal Balance:	$19,950,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$19,892,172	Title:	Fee

% of Pool by IPB:	1.7%	Property Type:	Multifamily

Loan Seller:	PNC	Units:	368

Borrower:	THG Villas II, LLC	Location:	North Las Vegas, NV

Sponsors:	Robert Griswold, Michael Turk, Roger Hedgecock, Carol Griswold, Karen Turk, Cynthia Hedgecock	Year Built/Renovated:	2001

Origination Date:	4/10/2003	Occupancy:	92.7%

Interest Rate:	5.6400%	Occupancy Date:	3/16/2003

Interest Only Period:	NAP	Historical NOI:

Maturity Date:	5/1/2013	2001:	NAP

Amortization Type:	Balloon	2002:	NAP

Original Amortization:	360	2003:	$3,178,136 (TTM as of 3/31/2003)

Remaining Amortization:	357	UW NOI:	$2,070,601

Call Protection:	L(33),Def(80),O(4)	UW Net Cash Flow:	$1,978,601

Cross-Collateralization:	NAP	Appraised Value:	$25,975,000

Lock Box:	NAP	Appraisal Date:	3/21/2003

Additional Debt:	NAP

Additional Debt Type:	NAP

Loan Purpose:	Acquisition

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/Unit:	$54,055

Taxes:	$0	$23,645	Cut-off Date LTV:	76.6%

Insurance:	$0	$4,175	Maturity LTV:	64.5%

CapEx:	$0	$7,667	UW DSCR:	1.43	x

Multifamily Information
Unit Mix	No. of Units	Average Unit Square Feet	Approximate Net Rentable SF	% of Total Units	Average Monthly Asking Rent	Average Monthly Market Rent
Two Bedroom	184	1,056	194,304	50%	$751	$750

Three Bedroom	184	1,240	228,160	50%	$901	$875

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

49 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Villas at Cheyenne Apartments

Sponsor

Robert and Carol Griswold, Roger and Cynthia Hedgecock, and Michael and Karen Turk are the principal sponsors of this loan. Mr. Griswold owns and operates Griswold Real Estate Management, Inc., which has a management portfolio of over 2,500 residential units and approximately 300,000 square feet of commercial and retail space in Southern California and Nevada. Mr. Hedgecock is an attorney and the former mayor of San Diego, and has been active in all aspects of real estate development since 1990. Mr. Turk has been active in real estate development since 1975, and a has developed over 3,300 multifamily units in San Diego and Las Vegas.

Collateral

The subject property consists of 46 two-story residential apartment buildings and a leasing office/clubhouse building located at 3260 Fountain Falls Way in North Las Vegas, Nevada. It has 368 units, comprised of 184 two-bedroom units and 184 three-bedroom units, each with its own full size washer and dryer as well as built-in microwave ovens. On-site amenities include 740 parking spaces (368 covered), a swimming pool, spa, tanning beds and a fitness center.

Market1

The subject property is located approximately 4 miles from the Las Vegas downtown business district and approximately 7 miles from the Las Vegas Strip. A market report of the North Las Vegas submarket indicates that its third quarter, 2002, occupancy rate was approximately 92.2%. According to a report by Economy.com, Las Vegas has one of the most rapidly growing large economy in the nation. A report by Marcus & Millichap forecasts that employment growth for Las Vegas will reach approximately 5.5 percent during 2003. Rent concessions, typically one month free rent for a twelve month lease, are commonplace in the market.

[1]	Certain information from the Crown Appraisal Group appraisal dated November 18, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

50 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Villas at Cheyenne Apartments

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

51 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Chapel Hill Shopping Center

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

52 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Chapel Hill Shopping Center

Loan Information		Property Information
Original Principal Balance:	$19,500,000	Single Asset/Portfolio:	Single Asset

Cut-off Principal Balance:	$19,500,000	Title:	Leasehold

% of Pool by IPB:	1.7%	Property Type:	Anchored Retail

Loan Seller:	Merrill Lynch Mortgage Lending, Inc.	Square Footage:	191,239

Borrower:	SPC Chapel Hill, Ltd.	Location:	Fort Worth, TX

Sponsor:	James E. Strode	Year Built/Renovated:	2001

Origination Date:	5/20/2003	Occupancy:	91.9%

Interest Rate:	5.3000%	Occupancy Date:	6/2/2003

Interest Only Period:	24	Number of Tenants:	24

Maturity Date:	7/1/2013	Historical NOI:

Amortization Type:	IO-Balloon	2001:	NAP

Original Amortization:	360	2002:	$1,439,994

Remaining Amortization:	360	2003:	$1,490,677 (TTM as of 3/31/2003)

Call Protection:	LO(24),Def (93),O(2)	UW NOI:	$1,944,503

Cross-Collateralization:	NAP	UW Net Cash Flow:	$1,813,801

Lock Box:	NAP	Appraised Value:	$25,600,000

Additional Debt:	NAP	Appraisal Date:	4/25/2003

Additional Debt Type:	NAP

Loan Purpose:	Refinance

Reserves			Financial Information
Escrows/Reserves:	Initial	Monthly	Cut-off Date Loan/SF:	$102

Taxes:	$176,556	$29,426	Cut-off Date LTV:	76.2%

TI/LC:	$5,419	$2,710	Maturity LTV:	66.4%

Other[1]:	$1,170,500	$0	UW DSCR:	1.40	x

[1]	$1,100,000 is required to be released to the borrower upon satisfaction of certain conditions (including certain debt service coverage ratios) within 18 months after the origination of the mortgage loan. If the borrower does not satisfy such conditions within such 18 month period, it has a one-time right to obtain a partial release of such reserves upon satisfaction of certain conditions (including certain debt service coverage ratios) within such 18 month period. $70,500 is required to be released to the borrower upon satisfaction of certain conditions, including receipt of evidence that the borrower has received the first regularly-scheduled rental payment and an estoppel certificate from Sleep Experts.

Major Tenants
Tenant Name	Parent Company	Moody’s/ S&P	Square Feet[2]	% of GLA	Sales PSF	Base Rent PSF	Lease Expiration Year
H.E. Butt Grocery Company [2]	H.E. Butt Grocery Company	NR/NR	64,435	33.7%	$634	$8.54	2018

Borders Books	Borders Group, Inc. (NYSE: BGP)	NR/NR	25,000	13.1%	NAP	$16.40	2022

Cost Plus World Market	Cost Plus, Inc. (NASDAQNM: CPWM)	NR/NR	18,450	9.6%	$260	$16.50	2011

[2]	This tenant constructed the improvements on the property, and pays $550,000 per year in base ground rent. The base ground rent equates to approximately $8.54 per square foot of improved area.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

53 of 55

Structural and Collateral Term Sheet	JPMCC 2003-PM1

Chapel Hill Shopping Center

Sponsor

James E. Strode is the sponsor of the Chapel Hill Shopping Center loan. Mr. Strode is the principal of Strode Property Company, a Dallas-based development company focused in the retail sector. Mr. Strode has been active in Dallas / Fort Worth real estate for more than 25 years, and has developed over one million square feet of shopping centers and tenant build-to-suits. Mr. Strode concentrates primarily on the development of retail properties anchored by national tenants.

Collateral1

The Chapel Hill Shopping Center (the “Chapel Hill Property”) is situated in the southwest quadrant of Hulen Street and Interstate 30 (known locally as the West Freeway) in Fort Worth, Texas. The Chapel Hill Property consists of a free-standing grocery building situated on a sub-ground lease, as well as two additional multi-tenant retail buildings. H.E. Butt Grocery Company (“HEB”) constructed the approximately 64,435 square feet grocery building and pays annual ground rent to the Borrower. The store is occupied by Central Market, HEB’s specialty grocery concept. HEB is the largest privately-held company in Texas2,and is ranked as the 11th largest supermarket chain in the nation.3 Other anchor tenants at the Chapel Hill Property include Borders Books and Cost Plus World Market. National tenants occupying in-line spaces at the center include Big Bowl Restaurant (a Brinker International concept), Aaron Brothers, Beauty Brands, and Mens Wearhouse.

As of June 2, 2003, the property was approximately 91.9% occupied, and letters of intent have been signed with tenants that may bring overall occupancy to approximately 97.0%. $1,170,500 of the loan proceeds are held in escrow by the lender pending the completion of leasing and tenant improvement activity to stabilized occupancy.

The entirety of The Chapel Hill Property site is leased from the Lena Pope Home to the Borrower under a 60-year ground lease, the primary term of which expires on December 31, 2060. The ground lease is not subordinate to the mortgage, but does contain lender protections in the form of notice provisions, rights to cure, and options for a new ground lease if the existing ground lease was ever terminated by the landlord due to the Borrower’s bankruptcy. Base rent under the ground lease is $900,000 per year, with percentage rent payable if 30% of gross rents exceed the base rent.

The Chapel Hill Property site is located at the corner of the West Freeway (approximately 108,780 cars per day according to the Texas Department of Transportation) and Hulen Street (approximately 39,753 cars per day according to the City of Fort Worth). Access is provided to the property along all four boundaries: the eastbound access road of West Freeway, Hulen Street, Donnelly Avenue, and Sanguine Street. A traffic signal at The Chapel Hill Property’s primary Hulen Street entrance provides controlled ingress and egress. The Chapel Hill Property has been managed by Strode Property Company since its development. Leasing is handled by Moody Rambin Interests, an independent brokerage firm with multiple Texas offices.

Market1

The Chapel Hill Property is located approximately three miles west of the Fort Worth, Texas central business district. Fort Worth is part of the Dallas-Fort Worth-Arlington MSA, which is the 5th largest MSA in the nation. Population in the MSA increased by more than 1.45 million between 1990 and 2002, indicating an average annual growth rate of more than 120,000 (or 2.56%). The Fort Worth economy is influenced by, but not solely dependent upon, Dallas’ economic conditions. Fort Worth is home to several multinational companies, including AMR Corporation (the parent company of American Airlines), Burlington Northern Santa Fe, Tandy Corporation, and Union Pacific Resources. Job growth in the central Fort Worth area increased by approximately 4.4% over the past year, and is expected to increase by approximately 27.0% by 2010 (higher than the national average projection of approximately 15.3%). The Chapel Hill Property most directly competes in the Southwest Retail Submarket. This submarket contains approximately 4.9 million square feet, or approximately 22% of the total retail space in the Fort Worth-Arlington market. Neighborhood shopping centers in the Southwest Retail Submarket show an average vacancy rate of approximately 8.4%, while community shopping centers show a slightly higher vacancy rate of approximately 12.0% as of the first quarter of 2003. Inventory growth in this submarket is expected to occur at only moderate levels over the next five years. Through 2007, the Southwest Retail Submarket stock is expected to grow by approximately 309,000 square feet or approximately 6.3%. The Chapel Hill Property is the newest major retail entry in the submarket, and is situated on an in-fill site. The Chapel Hill Property competes most directly with shopping centers along University Drive and Hulen Street to the south of the West Freeway.

[1]	Certain information from the appraisal dated April 25, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
[2]	Source: Hoovers, Inc., May 2003. No representation is made as to the accuracy of such information.
[3]	Source: Progress Grocer, May 2003. No representation is made as to the accuracy of such information.

Lease Rollover Schedule
Year	Number of Leases Expiring	Square Feet Expiring	% of GLA Expiring	Base Rent Expiring	% of Base Rent Expiring	Cumulative Square Feet Expiring	Cumulative % of GLA Expiring	Cumulative Base Rent Expiring	Cumulative % of Base Rent Expiring
Vacant	NAP	15,400	8.1%	NAP	0.0%	15,400	8.1%	NAP	NAP
2003 & MTM	0	0	0.0	$0	0.0	15,400	8.1%	$0	0.0%
2004	0	0	0.0	0	0.0	15,400	8.1%	$0	0.0%
2005	0	0	0.0	0	0.0	15,400	8.1%	$0	0.0%
2006	9	22,025	11.5	537,641	18.3	37,425	19.6%	$537,641	18.3%
2007	5	15,257	8.0	374,757	12.7	52,682	27.5%	$912,398	31.0%
2008	2	6,087	3.2	152,175	5.2	58,769	30.7%	$1,064,573	36.2%
2009	1	3,500	1.8	87,500	3.0	62,269	32.6%	$1,152,073	39.2%
2010	0	0	0.0	0	0.0	62,269	32.6%	$1,152,073	39.2%
2011	4	33,050	17.3	665,575	22.6	95,319	49.8%	$1,817,648	61.8%
2012	1	6,485	3.4	162,125	5.5	101,804	53.2%	$1,979,773	67.3%
After	2	89,435	46.8	960,000	32.7	191,239	100.0%	$2,939,773	100.0%

TOTAL	24	191,239	100.0%	$2,939,773	100.0%

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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Structural and Collateral Term Sheet	JPMCC 2003-PM1

Chapel Hill Shopping Center

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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